EQUIPMENT SCHEDULE NEESE-0002

This Equipment Schedule NEESE-0002 is executed pursuant to that certain Master Lease Agreement dated as of the 3rd day of March, 2017 (the "Lease"; which is incorporated herein by reference). This Equipment Schedule, together with the Lease and all other schedules and riders thereto, shall constitute one document. To the extent of any conflict or inconsistency between the terms of this Equipment Schedule and the Lease, the terms of this Equipment Schedule shall prevail. Capitalized terms not defined herein shall have the meanings ascribed to them in the Lease

1. LEASE OF EQUIPMENT. Pursuant to Section 5 of the Lease, the Lessor shall lease to Lessee, and the Lessee shall lease from the Lessor, the Equipment set forth in the schedule attached hereto.

TOTAL INVOICE COST: $980,000.00

2. TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after January 31, 2018 (the "Base Lease Commencement Date").

3. RENT.

a. During the period from the date hereof to the Base Lease Commencement Date (the "Interim Term"), the pro-rated rent for said Equipment shall be as set forth in the schedule below.

b. From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be as set forth in the schedule below.

Payment Date	Amount
11/30/2017	$25,807.16
12/31/2017	$25,807.16
1/31/2018	$25,807.16
2/28/2018	$25,807.16
3/31/2018	$25,807.16
4/30/2018	$25,807.16
5/31/2018	$25,807.16
6/30/2018	$25,807.16
7/31/2018	$25,807.16
8/31/2018	$25,807.16
9/30/2018	$25,807.16
10/31/2018	$25,807.16
11/30/2018	$25,807.16
12/31/2018	$25,807.16
1/31/2019	$25,807.16
2/28/2019	$25,807.16
3/31/2019	$25,807.16
4/30/2019	$25,807.16
5/31/2019	$25,807.16

6/30/2019	$25,807.16
7/31/2019	$25,807.16
8/31/2019	$25,807.16
9/30/2019	$25,807.16
10/31/2019	$25,807.16
11/30/2019	$25,807.16
12/31/2019	$25,807.16
1/31/2020	$25,807.16
2/29/2020	$25,807.16
3/31/2020	$25,807.16
4/30/2020	$25,807.16
5/31/2020	$25,807.16
6/30/2020	$25,807.16
7/31/2020	$25,807.16
8/31/2020	$25,807.16
9/30/2020	$25,807.16
10/31/2020	$25,807.16
11/30/2020	$25,807.16
12/31/2020	$25,807.16
1/31/2021	$25,807.16
2/28/2021	$25,807.16
3/31/2021	$25,807.16
4/30/2021	$25,807.16
5/31/2021	$25,807.16
6/30/2021	$25,807.16
7/31/2021	$25,807.16
8/31/2021	**$25,807.16**
9/30/2021	$25,807.16
10/31/2021	$25,807.16
11/30/2021	$25,807.16
12/31/2021	$25,807.16
1/31/2022	$25,807.16

4. LESSEE'S CONFIRMATION. Lessee hereby confirms and warrants to Lessor that the Equipment: (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided. Lessee hereby represents and warrants to Lessor that, as of the date hereof, there is no Default or Event of Default under any Schedule or any other Lease Document (as such terms are defined in the Lease).

5. LOCATION OF EQUIPMENT. The location of, and place where the Equipment will be kept and maintained at 303 Division Street East, Grand Junction, Iowa 50107 (the "Equipment Locations"). Lessee agrees and acknowledges that the Equipment shall not be removed from either of the Equipment Locations until all payments, including all fees, charges, monthly payments, and the final payment, have been indefeasibly paid in full to Lessor.

6. COMMERCIAL LIABILITY INSURANCE. The amount of commercial liability insurance referenced in Section 11 of the Lease is $2,000,000.00.

7. PERSONAL PROPERTY TAXES. Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment, and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

8. SCHEDULE OF STIPULATED LOSS VALUES. Exhibit A contains a Schedule of Stipulated Loss Values which shall be applicable solely to the Equipment described in this Equipment Schedule.

9. NO SETOFFS OR COUNTERCLAIMS. All payments under the Lease made by or on behalf of Lessee shall be made without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

10. RIDERS. Rider No. 1 and Rider No. 2 attached hereto is incorporated in this Equipment Schedule.

11. INSERTION OF INFORMATION. Lessor is hereby authorized to insert such factually correct information as is necessary to complete this Equipment Schedule, including (without limitation) the date of execution, and the rental payment amount(s) and factor(s).

12. CONVEYANCE OF INTEREST. Lessee hereby collaterally assigns, grants, and conveys to Lessor, a security interest in and lien on all of such Lessee's right, title and interest in and to all of the following (whether now existing or hereafter created, and including any other collateral described on any rider hereto; the "Collateral"; all terms used in this sentence and not otherwise defined in this Lease shall have the definition set forth in the UCC): (a) the Equipment described in such Schedule or otherwise covered thereby (including all inventory, fixtures or other property comprising the Equipment), together with all related software (embedded therein or otherwise) and general intangibles, all additions, attachments, accessories and accessions thereto whether or not furnished by the supplier; (b) all accounts, chattel paper, deposit accounts, documents, other equipment, general intangibles, instruments, inventory, investment property, letter of credit rights and any supporting obligations related to any of the foregoing; (c) all books and records pertaining to the foregoing; (d) all property of such Lessee held by Lessor, including all property of every description, in the custody of or in transit to Lessor for any purpose, including safekeeping, collection or pledge, for the account of such Lessee or as to which such Lessee may have any right or power, including but not limited to cash and (e) to the extent not otherwise included, all insurance, substitutions, replacements, exchanges, accessions, proceeds and products of the foregoing. The conveyance contemplated hereby is solely for the purpose of granting to Lessor a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Lessee pursuant to the Lease.

13. EARLY TERMINATION OPTION. Provided that no default under the Lease Agreement has occurred and is continuing beyond any applicable grace or cure period, Lessee shall have an early buy-out option with respect to all but not less than all of the Equipment, upon the payment of any outstanding rental payments or other fees then due under this Lease, plus the applicable amount for such termination date as set forth in the schedule attached as Exhibit B (after giving effect in all cases to the payment due for the month when the early termination option is exercised) (the "Termination Value"), which Termination Value represents the anticipated fair market value of the Equipment as of the anticipated end date of the Lease. In addition, the Lessee shall pay to Lessor an Administrative Charge to be determined by Lessor to cover its time and expenses incurred in connection with the exercise of the option to purchase, including, but not limited to, reasonable attorney fees and costs. Furthermore, upon the exercise by the Lessee of this option to purchase the Equipment, Lessee shall pay all sales and transfer taxes and all fees payable to any governmental authority as a result of the transfer of title of the Equipment to Lessee. If Lessee desires to exercise this option, it shall provide Lessor with thirty (30) days' prior written notice of such intention.

14. FEES. Prior to or contemporaneously with the payment of the Total Invoice Cost by Lessor to Lessee, Lessee shall pay to Lessor (a) a security deposit equal to Twenty-Five Thousand Eight Hundred Seven and 16/100 ($25,807.16) Dollars; (b) an origination fee equal to two (2.0%) percent of the Total Invoice Cost; and (c) the cost of any attorney fees incurred by Lessor in connection with the Lease or this Schedule of Equipment.

15. CROSS-COLLATERALIZE/CROSS-DEFAULT. Notwithstanding anything to the contrary provided herein or any other Lease, this Schedule and any other Schedules now or hereafter executed in connection with the Lease are cross-collateralized and cross-defaulted with all other agreements between Lessor and Lessee.

signatures on following page

DATE OF EXECUTION: the 31st day of October, 2017

Lessor:
UTICA LEASECO, LLC

By: ______________________
Name: ~~James B. Junker~~ Craig L. Stormer
Title: ~~Vice President~~ Executive Vice President

1847 NEESE INC.
Lessee

By: ______________________
Name: Ellery W. Roberts
Title: CEO

NEESE, INC.
Lessee

By: ______________________
Name: Ellery W. Roberts
Title: CEO

Exhibit A

Loss Payment Date	Percentage Factor
11/30/2017	110.0000%
12/31/2017	110.0000%
1/31/2018	110.0000%
2/28/2018	100.0000%
3/31/2018	98.3666%
4/30/2018	96.7169%
5/31/2018	95.0507%
6/30/2018	93.3678%
7/31/2018	91.6681%
8/31/2018	89.9514%
9/30/2018	88.2175%
10/31/2018	86.4663%
11/30/2018	84.6976%
12/31/2018	82.9112%
1/31/2019	81.1069%
2/28/2019	79.2846%
3/31/2019	77.4441%
4/30/2019	75.5851%
5/31/2019	73.7076%
6/30/2019	71.8113%
7/31/2019	69.8960%
8/31/2019	67.9616%
9/30/2019	66.0078%
10/31/2019	64.0345%
11/30/2019	62.0415%
12/31/2019	60.0285%
1/31/2020	57.9954%
2/29/2020	55.9420%
3/31/2020	53.8680%
4/30/2020	51.7733%
5/31/2020	49.6577%
6/30/2020	47.5209%
7/31/2020	45.3627%
8/31/2020	43.1829%
9/30/2020	40.9814%
10/31/2020	38.7578%
11/30/2020	36.5120%
12/31/2020	34.2437%
1/31/2021	31.9528%

2/28/2021	29.6389%
3/31/2021	27.3019%
4/30/2021	24.9416%
5/31/2021	22.5576%
6/30/2021	20.1498%
7/31/2021	17.7179%
8/31/2021	15.2617%
9/30/2021	12.7810%
10/31/2021	10.2754%
11/30/2021	7.7447%
12/31/2021	5.1888%
1/31/2022	2.6073%

Exhibit B

Early Termination Payment

Date	Termination Value
11/30/2017	N/A
12/31/2017	N/A
1/31/2018	N/A
2/28/2018	N/A
3/31/2018	N/A
4/30/2018	N/A
5/31/2018	N/A
6/30/2018	N/A
7/31/2018	$976,747.42
8/31/2018	$959,923.73
9/30/2018	$942,931.81
10/31/2018	$925,769.97
11/30/2018	$908,436.51
12/31/2018	$890,929.72
1/31/2019	$873,247.86
2/28/2019	$855,389.19
3/31/2019	$837,351.92
4/30/2019	$819,134.28
5/31/2019	$800,734.46
6/30/2019	$782,150.64
7/31/2019	$763,380.99
8/31/2019	$744,423.64
9/30/2019	$725,276.72
10/31/2019	$705,938.34
11/30/2019	$686,406.56
12/31/2019	$666,679.47
1/31/2020	$646,755.10
2/29/2020	$626,631.49

3/31/2020	$606,306.64
4/30/2020	$585,778.55
5/31/2020	$565,045.18
6/30/2020	$544,104.48
7/31/2020	$522,954.36
8/31/2020	$501,592.74
9/30/2020	$480,017.51
10/31/2020	$458,226.53
11/30/2020	$436,217.64
12/31/2020	$413,988.66
1/31/2021	$391,537.39
2/28/2021	$368,861.61
3/31/2021	$345,959.07
4/30/2021	$322,827.50
5/31/2021	$299,464.61
6/30/2021	$275,868.10
7/31/2021	$252,035.62
8/31/2021	$227,964.82
9/30/2021	$203,653.31
10/31/2021	$179,098.69
11/30/2021	$154,298.52
12/31/2021	$129,250.35
1/31/2022	$103,951.69

RIDER NO. 1 TO EQUIPMENT SCHEDULE NEESE-0002

To and part of Equipment Schedule NEESE-0002 dated as of the 31st day of October, 2017 (the "Schedule") executed pursuant to that certain Master Lease Agreement dated as of the 3rd day of March, 2017 (the "Lease"), each between UTICA LEASECO, LLC, its successors and assigns ("Lessor"), and 1847 NEESE INC., a Delaware corporation and NEESE, INC., an Iowa corporation, their successors and permitted assigns (hereafter referred to both individually, and collectively (if more than one), as "Lessee").

END OF TERM BUYOUT PRICE. Upon the expiration of the term of the Lease, Lessee promptly shall pay to Lessor without notice or demand therefor and together with all other amounts then due and payable under the Lease, in cash, an End of Term Buyout Price equal to the lesser of (a) five (5%) percent of the Total Invoice Cost or (b) the fair market value of the Equipment, as determined by Lessor. Upon receipt by Lessor of the End of Term Buyout Price, Lessor shall release its interest in the Equipment.

As used herein, "Equipment" shall mean the Equipment described on all Schedules of the Lease.

UTICA LEASECO, LLC
Lessor

By: ______________________
Name: Craig L. Stormer
Title: Executive Vice President

1847 NEESE INC.
Lessee

By: ______________________
Name: Ellery W. Roberts
Title: CEO

NEESE, INC.
Lessee

By: ______________________
Name: Ellery W. Roberts
Title: CEO

RIDER NO. 2 TO EQUIPMENT SCHEDULE NEESE-0002

To and part of Equipment Schedule NEESE-0002 dated as of the 31st day of October, 2017 (the "Schedule") executed pursuant to that certain Master Lease Agreement dated as of the 3rd day of March, 2017 (the "Lease"), each between UTICA LEASECO, LLC, its successors and assigns ("Lessor"), and 1847 NEESE INC., a Delaware corporation and NEESE, INC., an Iowa corporation, their successors and permitted assigns (hereafter referred to both individually, and collectively (if more than one), as "Lessee").

LEASE ADMINISTRATION FEE. Lessee shall pay to Lessor a Lease Administration fee in the amount of Five Thousand and 00/100 ($5,000.00) Dollars on the first anniversary of the Base Lease Commencement Date and on each anniversary of the Base Lease Commencement Date thereafter, during the term of this Lease.

UTICA LEASECO, LLC
Lessor

By: [signature]
Name: Craig L. Stormer
Title: Executive Vice President

1847 NEESE INC.
Lessee

By: [signature]
Name: Ellery W. Roberts
Title: CEO

NEESE, INC.
Lessee

By: [signature]
Name: Ellery W. Roberts
Title: CEO

SCHEDULE OF EQUIPMENT

Lessee: 1847 NEESE INC. and NEESE, INC.

Attached to Equipment Schedule No. NEESE-0002

Location of Equipment: 303 Division Street East, Grand Junction, Iowa 50107

SEE EXHIBIT A ATTACHED

Neese Inc

Schedule 2

Exhibit A

10/26/2017

The Equipment and other items described in the below Exhibit A or otherwise covered thereby (including all inventory, fixtures or other property comprising the Equipment) wherever located, together with all related software (embedded therein or otherwise) and general intangibles, all tooling, all ancillary equipment, all additions, any and all attachments, all accessories and accessions thereto, whether now owned or hereafter acquired.

Quantity	Description	Serial Number/VIN
1	Magnum Quad Train Liquid Manure Spreader - 15,000 US GAL - 35.5 x 32 R Alliance Tires	17-286
1	Spreader Option - Brakes on 8 wheels	
1	Upgrade - Hydraulic Direct Drive - KM40.180 Double Motor, Includes 1.75 Direct Drive Mech-TC Seal	
1	Upgrade - 17" Header Front Pump with 8" discharge and 8" spread system	
1	Spreader - Light to Illuminate Hopper	
1	Light - Target Tech Strobe	
1	Spreader Option - Additional Illumination (LED)	
2	Hopper - Riser - 30" x 30"	
1	Hitch - Articulating Power Pin - Category 4 - 3 Hole (2" Ball)	
1	Spreader Option - Down Pressure Assembly on Quad	
1	Upgrade - Hydraulic lines and valving for Double Injector Fold	
1	Custom Nuhn 35' Folding Injector - Bar only. 14 Row, 8" rotary manifold, heavy duty 1.75" injector linkage	17-326
1	Magnum Quad Train Liquid Manure Spreader - 15,000 US GAL - 35.5 x 32 R Alliance Tires	17-287
1	Spreader Option - Brakes on 8 wheels	
1	Top Load Option - Hydraulic Direct Drive - KM40.151	
1	Spreader Option - High Volume Header Pump Upgrade - 17"	
1	Spreader - Light to Illuminate Hopper	
1	Light - Target Tech Strobe	
1	Spreader Option - Additional Illumination (LED)	
2	Hopper - Riser - 30" x 30"	
1	Hitch - Articulating Power Pin - Category 4 - 3 Hole (2" Ball)	
1	Spreader Option - Down Pressure Assembly on Quad	
1	Spreader Option - Additional Hydaulic Lines on Folding Injector for a Quad	
14	Nuhn Teeth for Injector Serial #17-326	
1	Injector - Nuhn Rotary High Speed - 14 Row Folding - Bar Only (30 inch spacing). Includes Rotary manifold	17-574
14	Nuhn Teeth	
2	Meter; 8" Krohne Flow Meter w/Remote IFC 100	
1	Versatile 450HP Tractor: Model 450-Powershift-HD PKG equipped with Front/Read Diflocks, Heavy Duty Drawbar Support, High Flow w/6 Electro Hydraulic, 3/4" Coupler Return Kit, Freight Weight 875KG (1025LB), Upper Weight 40 x 30 KG, E-Pro II w/Integrated WAAS GPS	706499
1	Versatile 450HP Tractor: Model 450-Powershift-HD PKG equipped with Front/Read Diflocks, Heavy Duty Drawbar Support, High Flow w/6 Electro Hydraulic, 3/4" Coupler Return Kit, Freight Weight 875KG (1025LB), Upper Weight 40 x 30 KG, E-Pro II w/Integrated WAAS GPS	706513
1	Row Crop Tractor 260: Model 260 MFD Tractor, 14.9R34 D 480/80R46 R1 DLS, 1000 RPM 1-3/8" Shaft, Quick Hitch, Front Weight Package 24x30KG, Rear Weight 2x200KG, Front Weight Bracket, Radar Sensor, 3/4" Low Pressure Return, VPAS Steer Ready Generic Valve	509373
8	Goodyear tires: 1250/35r46 lsws	

REAFFIRMATION OF MASTER LEASE GUARANTY

This Reaffirmation of Master Lease Guaranty dated as of October 31, 2017 ("Reaffirmation") executed by the undersigned reaffirms that certain Master Lease Guaranty dated as of March 3, 2017, executed by the undersigned Guarantor (as amended, or otherwise modified from time to time, the "Guaranty"):

1. The undersigned acknowledges that 1847 NEESE INC., a Delaware corporation and NEESE, INC., an Iowa corporation (individually and collectively, "Lessee") and UTICA LEASECO, LLC, a Florida limited liability company ("Lessor") have executed that certain Equipment Schedule NEESE-0002 dated on or about the date hereof (the "Second Schedule") to the Master Lease Agreement dated on or about March 3, 2017 (as amended, or otherwise modified from time to time, the "Lease Agreement"), a copy of which the undersigned has received.

2. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Lease Agreement.

3. The undersigned hereby ratifies and confirms his obligations under the Guaranty and agrees that the Guaranty remains in full force and effect and that all references in the Guaranty to the "Lease Agreement" shall be references to the Lease Agreement, as supplemented by the Second Schedule.

4. This Reaffirmation shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan (without giving effect to its principles of conflicts of laws). This Reaffirmation shall be binding upon the undersigned, the Lessee and their respective successors and assigns. This Reaffirmation shall be effective as of the date hereof.

WITNESS, the due execution hereof as of the date and year first above written.

By: ______________________

ELLERY W. ROBERTS

LANDLORD'S CONSENT

THIS LANDLORD'S CONSENT ("Consent") is made as of the 31st day of October, 2017, for the benefit of UTICA LEASECO, LLC, a Florida limited liability company, with offices at 905 South Boulevard East, Rochester Hills, Michigan 48307, its successors and assigns (collectively, "Utica"), and is given by the undersigned, its successors and assigns (collectively, "Landlord").

Landlord has been advised that Utica has entered into or may enter into a certain Master Lease Agreement and the schedules executed in connection therewith (as it may be amended, restated, renewed, modified, supplemented or replaced from time to time, collectively, the "Lease Agreement") between Utica and 1847 NEESE INC., a Delaware corporation and/or NEESE, INC., an Iowa corporation (individually and collectively, "Lessee").

In connection with the Lease Agreement, Utica has leased and/or intends to lease to Lessee and has been or will be granted a security interest in certain machinery, vehicles and/or equipment, including, without limitation, that certain machinery, vehicles and/or equipment described in the Lease Agreement and the attached "**Exhibit A**." (as such equipment may be supplemented or replaced from time to time, collectively, the "Equipment"), all of which Equipment is now or hereafter may become subject to the Lease Agreement

The Equipment is now and/or in the future may be delivered to, stored at, located at or installed upon or attached to the real property commonly known as: 303 Division Street East, Grand Junction, Iowa 50107 (the "Premises").

Utica is ready and willing to extend credit and lease the Equipment to Lessee, as provided that Landlord recognizes and affirms Utica's rights and interests in and to the Equipment provided in the Lease Agreement and this Consent. To induce Utica to lease the Equipment to Lessee, Landlord does hereby consent and agree as follows:

1. Landlord consents to the creation of Utica's security interest in the Equipment and disclaims any interest in the Equipment, notwithstanding any contrary provision contained in any lease agreement for the Premises or any other agreement, purporting to claim an interest in any property in which Landlord may have an interest and which might, otherwise, encompass some or all of the Equipment.

2. Notwithstanding anything to the contrary provided in any Premises lease or any other agreement between Landlord and Lessee, Landlord consents and agrees to notify Utica in writing (at the address specified above) at least thirty (30) days prior to termination of the Premises lease or before commencing any proceedings or otherwise taking any action to terminate the occupancy of the Lessee.

3. Landlord disclaims to Utica and waives any interest in the Equipment, as real estate fixtures or otherwise even if such Equipment is affixed to the Premises, and consents and agrees that the Equipment shall at all times be personal property notwithstanding the manner or mode of the attachment of such Equipment to the Premises and the Equipment shall not become real estate fixtures. Landlord hereby waives and agrees not to assert any lien, claim or interest which Landlord may now

have or hereafter may acquire on or in the Equipment by virtue of Landlord's interest in the Premises, or otherwise, and further acknowledges and agrees that, to the best of Landlord's knowledge, Lessee is not in default under its lease with Landlord; and consents and agrees that notwithstanding any default under or termination of any lease agreement of the Premises between Landlord and Lessee, Utica has the right to enter into the Premises, on a non-exclusive basis, rent-free without charge for taxes, insurance, utilities or other occupancy charges for a period of ninety (90) days, commencing (a) the day after the Landlord's receipt of written notice of Default by Lessee under the Lease Agreement or (b) Utica enters into the Premises, for the purpose of reclaiming the Equipment, including detaching, selling (including conducting a public auction or private sale on the Premises), and removing the Equipment from the Premises. Utica shall not have exclusive control of the Premises, and Landlord shall not be responsible or liable for securing the Premises or the Equipment, nor shall Landlord be responsible or liable for any damage or other loss to the Premises or the Equipment by casualty, theft or any other cause whatsoever.

4. Landlord covenants and agrees that there is no written Premises lease agreement between the Landlord and the Lessee, except as disclosed by Landlord to Utica in writing as set forth on "**Exhibit B**".

5. Landlord consents and agrees to Utica's entry upon the Premises at all reasonable times to inspect, dispose of, or remove the Equipment so long as Utica repairs and restores any physical damage to the Premises caused by the removal, or offers to reimburse Landlord for the cost of such repairs. Utica shall not be, however, liable for any diminution in the value of the Premises caused by the absence of the Equipment or the necessity of replacing it or by the gross negligence or willful misconduct of Landlord.

6. Landlord consents and agrees that Utica has no liability for any rent or other obligations that arose under the Premises lease prior to Utica's entering onto the Premises or that arise after Utica vacates the Premises; provided, that Utica will pay the Landlord the actual cost to repair any physical injury to the Premises caused by Utica's removal of the Equipment, except to extent caused by Landlord's gross negligence or willful misconduct.

7. Utica may, without affecting the validity of this Consent, extend the term of the Lease Agreement, revise the payments due under the Lease Agreement or revise the performance of any of the other terms and conditions of the Lease Agreement, without the consent of, and without giving notice thereof to Landlord.

8. This Consent shall inure to the benefit of the successors and assigns of Utica and shall be binding upon the heirs, personal representatives, successors and assigns of Landlord.

9. This Consent shall be effective until full performance and final payment of the indebtedness and obligations of the Lessee under the Lease Agreement and/or any other agreements between Utica and Lessee (and any extensions, amendments, renewals, modifications, substitutions or replacements thereof).

10. The Landlord acknowledges that Utica is relying on this Consent to make and/or continue the lease of the Equipment to the Lessee. This Consent may be executed in multiple counterparts or by electronic transmissions, each of which shall be treated as an original of this Consent for all purposes, and all of which shall constitute one (1) agreement binding upon all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart or electronic transmission. Each such counterpart or electronic transmission shall be admissible into evidence as an original hereof against the party who executed it.

The Landlord and the Lessee consent and agrees that the foregoing Consent shall be an amendment to the lease agreement for the Premises between Landlord and Lessee for the sole benefit of Utica.

LANDLORD:

K&A HOLDINGS, LLC,
an Iowa limited liability company

By: Katherine B Neese
Katherine B. Neese, Manager

By: Alan D Neese
Alan D. Neese, Manager

STATE OF Iowa)
) SS:
COUNTY OF Greene)

Before me, a Notary Public in and for said County, on this 27 day of October, 2017 personally appeared Katherine B. Neese and Alan D. Neese, as Managers of K&A Holdings, LLC, who executed the foregoing instrument on behalf of said company.

JACLYNN CUNNINGHAM
Commission Number 773393
MY COMMISSION EXPIRES
JUNE 13, 2018

Jaclynn Cunningham
, Notary Public
County of Greene State of IOWA
My commission expires: June 13, 2018

LESSEE:

1847 NEESE INC.,
a Delaware corporation

By: ______________________
Ellery W. Roberts
Its: Chief Executive Officer

STATE OF VIRGINIA)
) SS:
COUNTY OF Loudoun)

Before me, a Notary Public in and for said County, on this 27 day of October, 2017, personally appeared Ellery W. Roberts, the Chief Executive Officer of 1847 Neese Inc., a Delaware corporation, who executed the foregoing agreement on behalf of said corporation.

____
Mervette Ghannam, Notary Public
County of Loudoun State of VA.
My commission expires: 8/31/2020

NEESE, INC., an Iowa corporation

By: ______________________
Ellery W. Roberts
Its: Chief Executive Officer

STATE OF VIRGINIA)
) SS:
COUNTY OF Loudoun)

Before me, a Notary Public in and for said County, on this _____ day of October, 2017, personally appeared Ellery W. Roberts, the Chief Executive Officer of Neese, Inc., an Iowa corporation, who executed the foregoing agreement on behalf of said corporation.

____
Mervette Ghannam, Notary Public
County of Loudoun State of VA
My commission expires: 8/31/2020

EXHIBIT A

EQUIPMENT

See attached Exhibit A 3/3/2017 and Exhibit A 10/26/2017

NEESE

EXHIBIT A

3/3/2017

ITEM	Qty	Make	Model	S/N	Year	Description
1	1	CATERPILLAR	D6M LGP	521314193	2001	CRAWLER DOZER, 6-WAY BLADE (***NOT INSPECTED***)
2	1	TITAN	948H	01006	2011	WHEEL LOADER, ENCLOSED CAB, DIESEL ENGINE, 3-YARD BUCKET (1,664-HOURS ON METER AS OF 1/31/2017)
4	1	LINK BELT	3900	H1219-3398	2000	EXCAVATOR, SHORT STICK REACH, REBUILT CUMMINS ENGINE (***NOT INSPECTED***)
5	1	JCB	LOADALL 508C TURBO	SLP508COWE0585087	2012	TELEHANDLER, DIESEL ENGINE, FORK ATTACHMENT (4,613-HOURS ON METER AS OF 1/31/2017)
6	1	YALE	GLP040AF NUAF084	B810N02612A		4,000-LB. CAPACITY LP GAS FORKLIFT TRUCK
7	1	POLARIS	500 CC SPORTSMAN X2	4XATH50A37A955608	2007	ALL TERRAIN VEHICLE, AWD, 4X4, HIGH-OUTPUT EFI ENGINE
8	1	CASE	584C	N/A		4,000-LB CAPACITY FORKLIFT, DIESEL
9	1	JOHN DEERE	GATOR	W006X4X065186		UTLITY VEHICLE, 6X4 TIRES, GAS MOTOR (***NOT INSPECTED***)
10	1	GENIE	Z45/22	Z-45-000613		45' BOOM LIFT, 4X4, KABOTA DIESEL ENGINE, 22' REACH (5,199-HOURS ON METER AS OF 1/31/2017)
11	1	CONDOR	A42RT	P3065909		BOOM LIFT, 4X4
12	1	CONVEY AIR		1003U63390		MOUNTED GRAIN VAC ON TRAILER, CUMMINS DIESEL ENGINE
13	1	HANDLE AIR	660	6BD1-361426	2006	MOUNTED GRAIN VAC ON TRAILER, ISUZU DIESEL ENGINE (***NOT INSPECTED***)
14	1	JOHN DEERE	567	E00567X317197	2005	MEGAWIDE ROUND BALER (***NOT INSPECTED***)
15	1					(#7083010), ROLL-OFF DUMPSTER, 30 CUBIC YARD CAPACITY
16	1	PROTECH	SNO-PUSHER SP14L	335587	2011	14' SNOW PLOW ATTACHMENT
17	1					8' SNOW PLOW ATTACHMENT (***NOT INSPECTED***)
18	1	LBJ		1L9BU152807414206		990-GALLON FUEL TRAILER
21	1					BARNEY BUILT SCRAPER (***NOT INSPECTED***)
22	1	SKAT	4441	4FX346		SLUDGE AERATOR
23	1	SKAT	4441	5F430		SLUDGE AERATOR
24	1					PORTABLE WASHER SYSTEMS (***NOT INSPECTED***)
25	1	VERSATILE	260 MFD	508443	2014	TRACTOR, ENCLOSED CAB, FRONT & REAR DUALS, 1,000-RPM PTO, QUAD HYDRAULICS, MFWD, HID LIGHTS, POWERSHIFT TRANSMISSION, DIESEL ENGINE (1,729-HOURS REPORTED ON METER AS OF 12/10/2016)
27	1	VERSATILE	305 MFD	505419	2012	(#1), TRACTOR, ENCLOSED CAB, FRONT WEIGHTS, REAR DUALS, 1,000-RPM PTO, DIGISTAR (3,273-HOURS ON METER AS OF 1/31/2017)
28	1	VERSATILE	305 MFD	506071	2012	(#2), TRACTOR, ENCLOSED CAB, FRONT WEIGHTS, REAR DUALS, 1,000-RPM PTO (1,832-HOURS REPORTED ON METER AS OF 3/19/2016) (***NOT INSPECTED***)
29	1	VERSATILE	310 MFD	508090	2014	TRACTOR, FRONT & REAR DUALS, FRONT WEIGHTS, 1,000-RPM PTO, QUAD HYDRAULICS (1,241-HOURS REPORTED ON METER AS OF 11/10/2016) (***NOT INSPECTED***)
30	1	VERSATILE	375	307647	2014	(#8), TRACTOR, 4X4, CUMMINS DIESEL ENGINE, PTO, AIR RIDE, ENCLOSED CAB, GPS, DIETRICH SERIES 70 AUTO RESET SLURRY INJECTOR, 35 FOOT DRAG HOSE TOOL ATTACHED. (1,365-HOURS ON METER AS OF 1/31/2017)
31	1	VERSATILE	375	307646	2014	(#6), TRACTOR, 4X4, CUMMINS DIESEL ENGINE, PTO, AIR RIDE, ENCLOSED CAB, GPS (1,993-HOURS REPORTED ON METER AS OF 11/17/2016)
32	1	VERSATILE	375	307643	2014	(#7), TRACTOR, 4X4, CUMMINS DIESEL ENGINE, PTO, AIR RIDE, ENCLOSED CAB, GPS (2,157-HOURS REPORTED ON METER AS OF 11/30/2016)
33	1	VERSATILE	375	307565	2014	(#5), TRACTOR, 4X4, CUMMINS DIESEL ENGINE, PTO, AIR RIDE, ENCLOSED CAB, GPS (1,987-HOURS REPORTED ON METER AS OF 12/14/2016) (***NOT INSPECTED***)
34	1	VERSATILE	375	307246	2013	(#2), TRACTOR, 4X4, CUMMINS DIESEL ENGINE, PTO, AIR RIDE, ENCLOSED CAB, GPS (2,285-HOURS REPORTED ON METER AS OF 11/29/2016)
35	1	VERSATILE	375	307242	2013	(#1), TRACTOR, 4X4, CUMMINS DIESEL ENGINE, PTO, AIR RIDE, ENCLOSED CAB, GPS (2,634-HOURS ON METER AS OF 1/31/2017)
36	1	VERSATILE	375	307306	2013	(#4), TRACTOR, 4X4, CUMMINS DIESEL ENGINE, PTO, AIR RIDE, ENCLOSED CAB, GPS (1,633-HOURS REPORTED ON METER AS OF 10/26/2016)
37	1	VERSATILE	375	307303	2013	(#3), TRACTOR, 4X4, CUMMINS DIESEL ENGINE, PTO, AIR RIDE, ENCLOSED CAB, GPS (2,785-HOURS ON METER AS OF 1/31/2017)
38	1	VERSATILE	450	705827	2015	(#1), TRACTOR, 4X4, ENCLOSED CAB (1,077-HOURS ON METER AS OF 1/31/2017)
39	1	VERSATILE	450	705828	2015	(#2), TRACTOR, 4X4, ENCLOSED CAB (1,036-HOURS REPORTED ON METER AS OF 11/14/2016)
40	1	VERSATILE	550	704526	2016	(#1), TRACTOR, 4X4, ENCLOSED CAB (567-HOURS ON METER AS OF 1/31/2017)
41	1	VERSATILE	550	705910	2016	(#2), TRACTOR, 4X4, ENCLOSED CAB (675-HOURS ON METER AS OF 1/31/2017)

42	1	INTERNATIONAL	5288	2580005U003475	1984	TRACTOR, 2WD, FRONT WEIGHTS, 1,000-RPM PTO, 14L X 16.1 FRONT TIRES, 20.8 X 38 REAR TIRES, DIESEL, 162-HP (6,098-HOURS ON METER AS OF 1/31/2017)
43	1	JOHN DEERE	4630	13383R		TRACTOR, DIESEL, POWER SHIFT TRANSMISSION (1,063-HOURS ON METER AS OF 1/31/2017)
44	1	JOHN DEERE	4630	027580R		TRACTOR, DIESEL, QUAD RANGE, FRONT FUEL TANK, FRONT WEIGHTS, TRIPLE HYDRAULICS, REAR WHEEL WEIGHTS (9,634-HOURS ON METER AS OF 1/31/2017)
45	1	ALLIS CHALMERS	7060	70604137	1976	TRACTOR (8,657-HOURS ON METER AS OF 1/31/2017)
47	1	ZETOR	135 FRONTERRA	000FG4L41NR01518	EST. 2012	TRACTOR, DELUXE CAB, WITH KOYKER 445 FRONT-END LOADER, S/N 135417 (2,028-HOURS ON METER AS OF 1/31/2017)
48	1	ZETOR	140 FRONTERRA HSX 16V	000FG4L42PP01094	EST. 2013	TRACTOR, DELUXE CAB (495-HOURS ON METER (NEW DASH) AS OF 1/31/2017)
49	1	INTERNATIONAL /FARMALL	706G	33443 S-Y	EST. 1964	TRACTOR, ENCLOSED CAB, 2WD, PTO, W/F, F/H, CAB HEATER, 76-HP (5,190-HOURS ON METER AS OF 1/31/2017)
50	1	JOHN DEERE	7330 PREMIUM	RW7330H006084	2008	TRACTOR, DELUXE CAB, MFD, CAB HEAT, A/C, 16-SPEED, 150-HP, POWERSHIFT TRANSMISSION, THREE-POINT HITCH, REMOTE HYDRAULICS, PTO, DIESEL ENGINE (6,640-HOURS REPORTED ON METER AS OF 12/7/2016)
51	1	NORTHERN MANURE	NTSS	1N9MT5232EW198001	2014	(#T6), 7,000-GALLON TANKER TRAILER, 53' TRI AXLE, STAINLESS STEEL COMPOSITION, 24.5 TIRES, ALL ALUMINUM WHEELS
52	1	NORTHERN MANURE	NTSS	1N9MT5232EW198002	2014	(#T2), 7,000-GALLON TANKER TRAILER, 53' TRI AXLE, STAINLESS STEEL COMPOSITION, 24.5 TIRES, ALL ALUMINUM WHEELS
53	1	NORTHERN MANURE	NTSS	1N9MT5234EW198003	2014	(#T3), 7,000-GALLON TANKER TRAILER, 53' TRI AXLE, STAINLESS STEEL COMPOSITION, 24.5 TIRES, ALL ALUMINUM WHEELS
54	1	NORTHERN MANURE	NTSS	1N9MT5236EW198004	2014	(#T4), 7,000-GALLON TANKER TRAILER, 53' TRI AXLE, STAINLESS STEEL COMPOSITION, 24.5 TIRES, ALL ALUMINUM WHEELS
55	1	NORTHERN MANURE	NTSS	1N9MT5238EW198005	2014	7,000-GALLON TANKER TRAILER, 53' TRI AXLE, STAINLESS STEEL COMPOSITION, 24.5 TIRES, ALL ALUMINUM WHEELS (***NOT INSPECTED***)
56	1	TRAILMOBILE		507636	1979	8,5000-GALLON MANURE TANKER TRAILER, DUAL AXLE, 42'L
57	1	HEIL		D7H52267	1983	TANKER TRAILER, TANDEM AXLE, 42'L
59	1	PULLMAN		S41571	1978	TANKER TRAILER (***NOT INSPECTED***)
60	1	GOLD EAGLE		K40932		TANKER TRAILER (***NOT INSPECTED***)
61	1	GOLD EAGLE		M40592	1974	TANKER TRAILER, TANDEM AXLE, 42'L
62	1	DORSEY		5JYDC5320GE088680	2015	(#DD-1), 53' ALUMINUM DROP DECK TRAILER, SPREAD DUAL AXLE
63	1	DORSEY		5JYDC5322GE088681	2015	53' ALUMINUM DROP DECK TRAILER, SPREAD DUAL AXLE
64	1	DORSEY		5JYDC5324GE088682	2015	53' ALUMINUM DROP DECK TRAILER, SPREAD DUAL AXLE (***NOT INSPECTED***)
66	1	TRANSCRAFT	DTL 3000	1TTYE53294Y1064857	2000	53' DROP DECK TRAILER, TANDEM AXLE, ALL STEEL WHEELS, AIR RIDE SUSPENSION
68	1	KALYN		1K9F53241T1035266	1996	53' DROP DECK TRAILER, DUAL SPREAD AXLE, WOOD DECK (***NOT INSPECTED***)
69	1	FONTAINE		13N248304P1537954	1993	53' DROP DECK TRAILER, DUAL SPREAD AXLE, BEAVERTAIL
71	1	MALLARD		1EF1K3727Y2892767	2000	CAMPER, ONE SLIDE OUT DOOR, 2 SIDE DOORS, DUAL AXLE, WITH AWNING
72	1	B&B		4L5SA2626YF000985	2000	7'5" X 22' FLATBED TRAILER, DUAL AXLE, BEAVERTAIL & RAMPS (***NOT INSPECTED***)
73	1	FRUEHAUF		1H2V05321SE010114	1995	(#113), 53' ENCLOSED DRY VAN TRAILER, DUAL AXLE
74	1	H&H		4J6TC26279B115244	2009	8' X 26' ENCLOSED UTILITY TRAILER, DUAL AXLE (***NOT INSPECTED***)
76	1	ALUMA		1YGAE2424680022370	2008	ENCLOSED UTILITY TRAILER, DUAL AXLE
77	1	H&H		4HDB14219B114572	2009	DUMP TRAILER, DUAL AXLE (***NOT INSPECTED***)
78	1	PITTS		5JYLB5236DP130522	2013	52' HYDRAULIC DETACHED TRI AXLE LOWBOY TRAILER
79	1	PJ		4P5FD3026D1190619	2013	30' TRAILER, 5TH WHEEL, DUAL AXLE, BEAVERTAIL, RAMPS
81	1	SMITHCO		1S9SS423XCL476350	2012	SIDE DUMP TRAILER
82	1	SMITHCO		1S9SS4237CL476354	2012	SIDE DUMP TRAILER (***NOT INSPECTED***)
83	1	SMITHCO		1S9SS4239CL476355	2012	SIDE DUMP TRAILER
84	1	HAULIN		4X4UHA6203W030460	2003	7' X 20' ENCLOSED UTILITY TRAILER, DUAL AXLE (***NOT INSPECTED***)
85	1	HAULMARK		16HGB222PH018604		7' X 24' ENCLOSED TRAILER, DROP DOWN DOOR
87	1	WILSON	DWBT-600	1W1ZAP9T38A249523	2008	50' PATRIOT TRI AXLE BELT TRAILER (***NOT INSPECTED***)
88	1	TRINITY		1T9SC5034HB656171	2017	BELT TRAILER (***NOT INSPECTED***)
89	1	TRAIL KING		1TKN0493XCW084770	2012	BELT TRAILER (***NOT INSPECTED***)
90	1	MANAC, INC	4B346A320	5MC43461XF3147367	2015	BELLY DUMP TRAILER, TRI SPREAD AXLE
92	1	SAPPHIRE		1SDA18172S821029	2002	MOWER TRAILER
95	1	H&H		533TC2026DC219734	2013	7' X 20' ENCLOSED UTILITY TRAILER, DUAL AXLE (***NOT INSPECTED***)
96	1	MFG UNKNOWN		4X4TSD611WB011732	1998	POWER WASHER TRAILER, 2 SPRAYERS
99	1	NUHN	0113	12105	2012	20,000-GALLON CAPACITY FRAC TANK
100	1	ATIGUN		1517		(#F2), 500BBL CAPACITY FRAC TANK

101	1	ATIGUN		1521		(#F6), 500BBL CAPACITY FRAC TANK
103	1	KENWORTH	W-900L	1XKWD49X1EJ387251	2014	TRUCK TRACTOR,CUMMINS ISX15 L6 14.9L DIESEL ENGINE, AEROCAB 60" LOW-RISE SLEEPER, CLASS 8, 6X4, TANDEM AXLE WITH PUSHER TYPE LIFT AXLE (CURRENTLY ADDING PUSHER AXLE) (230,000-MILES REPORTED ON ODOMETER AS OF 1/31/2017)
104	1	KENWORTH	T-880	1XKZP40X9FJ437610	2015	(#K10), TRUCK TRACTOR, CUMMINS 14.9L L6 DIESEL ENGINE, CLASS 8, DAY CAB, DOUBLE FRAME, TANDEM AXLE WITH PUSHER TYPE LIFT AXLE (121,282-MILES REPORTED ON ODOMETER AS OF 12/31/2016) (***NOT INSPECTED***)
105	1	KENWORTH	T-880	1XKZP40X0FJ437611	2015	(#K11), TRUCK TRACTOR, CUMMINS 14.9L L6 DIESEL ENGINE, CLASS 8, DAY CAB, DOUBLE FRAME, TANDEM AXLE WITH PUSHER TYPE LIFT AXLE (123,990-MILES REPORTED ON ODOMETER AS OF 12/31/2016) (***NOT INSPECTED***)
106	1	KENWORTH	T-880	1XKZP40X2FJ437612	2015	(#K12), TRUCK TRACTOR, CUMMINS 14.9L L6 DIESEL ENGINE, CLASS 8, DAY CAB, DOUBLE FRAME, TANDEM AXLE WITH PUSHER TYPE LIFT AXLE (114,754-MILES REPORTED ON ODOMETER AS OF 12/31/2016)
107	1	KENWORTH	T-880	1XKZP40X4FJ437613	2015	(#K13), TRUCK TRACTOR, CUMMINS 14.9L L6 DIESEL ENGINE, CLASS 8, DAY CAB, DOUBLE FRAME, TANDEM AXLE WITH PUSHER TYPE LIFT AXLE (152,319-MILES REPORTED ON ODOMETER AS OF 12/31/2016)
108	1	KENWORTH	T-880	1XKZP40X5FJ437614	2015	(#K14), TRUCK TRACTOR, CUMMINS 14.9L L6 DIESEL ENGINE, CLASS 8, DAY CAB, DOUBLE FRAME, TANDEM AXLE WITH PUSHER TYPE LIFT AXLE (144,013-MILES REPORTED ON ODOMETER AS OF 12/31/2016) (***NOT INSPECTED***)
109	1	KENWORTH	T-880	1XKZP40X8FJ437615	2015	(#K15), TRUCK TRACTOR, CUMMINS 14.9L L6 DIESEL ENGINE, CLASS 8, DAY CAB, DOUBLE FRAME, TANDEM AXLE WITH PUSHER TYPE LIFT AXLE (101,800-MILES REPORTED ON ODOMETER AS OF 12/31/2016) (***NOT INSPECTED***)
110	1	KENWORTH	T-600	1XKADB9X95J106182	2005	(#K1), TRUCK TRACTOR, CATERPILLAR C-15 14.6L L6 DIESEL ENGINE, EATON FULLER 10-SPEED TRANSMISSION, CLASS 8, DAY CAB, TANDEM AXLE (711,396-MILES REPORTED ON ODOMETER AS OF 12/31/2016) (***NOT INSPECTED***)
111	1	KENWORTH	T-600	1XKADB9X75J106195	2005	(#K2), TRUCK TRACTOR, CATERPILLAR C-15 14.6L L6 DIESEL ENGINE, EATON FULLER 10-SPEED TRANSMISSION, CLASS 8, DAY CAB, TANDEM AXLE (740,411-MILES ON ODOMETER AS OF 1/31/2017)
113	1	KENWORTH	T-800	D49X45R087311	2005	(#K4), TRUCK TRACTOR, ISX CUMMINS 450-HP DIESEL ENGINE , DUAL AXLE, 10 SPEED, 40" FLAT TOP SLEEPER CAB, WET KIT, SLIDING 5TH, AIR RIDE SUSPENSION (1,060,205-MILES ON TRUCK - ODOMETER READS 546,092-MILES AS OF 1/31/2017)
114	1	PETERBILT	379EXHD	1XP5DB9X43N838750	2003	(#311), TRUCK TRACTOR, TANDEM AXLE WITH PUSHER TYPE LIFT AXLE, CATERPILLAR C-15 475-HP 14.6L L6 DIESEL ENGINE, 18-SPEED TRANSMISSION, 70" FLAT TOP SLEEPER CAB (1,052,917-MILES ON ODOMETER AS OF 12/31/2016) (***NOT INSPECTED***)
115	1	PETERBILT	389	1XPX49X3ED244645	2014	(#312), TRUCK TRACTOR, WITH 30" SLEEPER, CUMMINS 15L DIESEL ENGINE, 18-SPEED TRANSMISSION (385,122-MILES REPORTED ON ODOMETER AS OF 12/31/2016) (***NOT INSPECTED***)
117	1	KENWORTH	T-800	1XKDD69X6SH651322	1995	VACUUM TRUCK, DAY CAB TANDEM REAR AXLES, 3,600-GALLON CAPACITY BED MOUNTED TANK, WITH PUMPS 14.0L L6 DIESEL ENGINE (74,356-MILES ON ODOMETER AS OF 1/31/2017)
119	1	PETERBILT	359	1XP4D59YXHD204827	1987	TRUCK TRACTOR, DAY CAB, TANDEM REAR AXLES, CUMMINS DIESEL ENGINE, 5,000-GALLON CAPACITY TANK BED, OFF-ROAD TYPE TIRES (40,338-MILES ON ODOMETER AS OF 1/31/2017)
120	1	STERLING	LT9500	2FZHAZDEX7AX33174	2007	VACUUM TRUCK, DAY CAB, TANDEM REAR AXLES, 12.5L L6-DIESEL ENGINE, DOUBLE FRAME, GUZZLER VAC BED
122	1	KENWORTH		2XKDD80XXJM918782	1988	PUMP TRUCK (***NOT INSPECTED***)
123	1	CHEVROLET	SILVERADO 3500 HD LTZ	1GCJK33608F124150	2008	(#12), 1-TON CAPACITY PICKUP TRUCK, 4X4, 4-DOOR CREW CAB, 6.6L V8 DURAMAX DIESEL ENGINE, ALLISON AUTOMATIC TRANSMISSION, DUALLIES (194,484-MILES ON ODOMETER AS OF 1/31/2017)
126	1	FORD	F-250 XL SUPER DUTY	1FTSW21538ED51075	2008	(#8), 3/4-TON CAPACITY PICKUP TRUCK, 4-DOOR CREW CAB, 5.4L V8 GAS ENGINE, AUTO TRANS., UTILITY TYPE BED (190,106-MILES ON ODOMETER AS OF 1/31/2017)
127	1	FORD	F-250 XL SUPER DUTY	1FTSW21519EA37202	2009	(#6), 3/4-TON CAPACITY PICKUP TRUCK, 4-DOOR CREW CAB, 5.4L V8 GAS ENGINE, AUTO TRANS., UTILITY TYPE BED (257,813-MILES ON ODOMETER AS OF 1/31/2017)
128	1	FORD	F-250 XL SUPER DUTY	1FT7W2B63EEB32142	2014	(#14), 3/4-TON CAPACITY PICKUP TRUCK, 4-DOOR CREW CAB, 6.2L V8 GAS ENGINE, AUTO TRANS., 4X4, BACK RACK, 8'L BED, BED MOUNTED AUX. FUEL TANK (73,203-MILES ON ODOMETER AS OF 1/31/2017)
129	1	FORD	F-250 XL SUPER DUTY	1FDSX21P16EA18851	2006	(#10), 3/4-TON CAPACITY PICKUP TRUCK, 2-DOOR SUPERCAB, 6.0L V8 GAS ENGINE (AVERAGE MILEAGE ASSUMED) (***NOT INSPECTED***)
130	1	FORD	F-250 XL SUPER DUTY	1FTSW21568ED51085	2008	(#9), 3/4-TON CAPACITY PICKUP TRUCK, 4-DOOR CREW CAB, 5.4L V8 GAS ENGINE, AUTO TRANS., 8'L PICKUP BED, BACK RACK, AUX. BED MOUNTED FUEL TANK (136,774-MILES ON ODOMETER AS OF 1/31/2017)
131	1	FORD	F-250 XLT SUPER DUTY	1FTNF20P04EC13651	2004	(#16), PICKUP TRUCK, 2-DOOR REGULAR CAB, 6.0L, V8, AUTO TRANS., UTILITY TYPE BED (197,162-MILES ON ODOMETER AS OF 1/31/2017)
132	1	FORD	F-350	2FTJW35L6FCB50812	1985	FIRE TRUCK, 4-DOOR, DUAL TIRES, 2-WHEEL DRIVE, 200-GALLON WATER TANK (APPROX. 42,500-MILES REPORTED) (***NOT INSPECTED***)
133	1	FORD	F-350 XL SUPER DUTY	1FDWW36F32ED64761	2002	(#5), 1-TON CAPACITY PICKUP TRUCK, 4-DOOR CREW CAB, 6.0L, V8 POWERSTROKE TURBO DIESEL, UTILITY BED, DUALLIES, MANUAL TRANS. (185,554-MILES ON ODOMETER AS OF 1/31/2017)

134	1	FORD	F-350 XL SUPER DUTY	1FT8W3BT6FEC01665	2015	(#15), 1-TON CAPACITY PICKUP TRUCK, 4-DOOR CREW CAB, 6.7L, V8 TURBO DIESEL ENGINE, 4X4 (AVERAGE MILEAGE ASSUMED) (***NOT INSPECTED***)
135	1	FORD	F-350 XL SUPER DUTY	1FT8W3BT1FEC12170	2015	(#13), 1-TON CAPACITY PICKUP TRUCK, 4-DOOR CREW CAB, 6.7L, V8 TURBO DIESEL ENGINE, 4X4 (AVERAGE MILEAGE ASSUMED)
137	1	FORD	F-450 XL SUPER DUTY	1FDXW46P43ED42272	2003	(#4), PICKUP TRUCK, 4-DOOR CREW CAB, 6.0L, V8 POWERSTROKE TURBO DIESEL, UTILITY TYPE BED, DUALLIES, MANUAL TRANS., BED MOUNTED FUEL TANK, PUMP, COMPRESSOR (147,810-MILES ON ODOMETER AS OF 1/31/2017)
138	1	FORD	F-450 XL SUPER DUTY	1FDXW46P73E1391556	2003	(#7), PICKUP TRUCK, 4-DOOR CREW CAB, 6.0L, V8 POWERSTROKE TURBO DIESEL, UTILITY TYPE BED, DUALLIES, MANUAL TRANS., BED MOUNTED FUEL TANK, PUMP, COMPRESSOR (193,339-MILES ON ODOMETER AS OF 1/31/2017)
139	1	FORD	F-450 XL SUPER DUTY	1FDXW46PX4EA58050	2004	(#5), PICKUP TRUCK, 4-DOOR CREW CAB, 6.0L, V8 POWERSTROKE TURBO DIESEL, UTILITY TYPE BED, DUALLIES, MANUAL TRANS., BED MOUNTED FUEL TANK, PUMP, COMPRESSOR (AVERAGE MILEAGE ASSUMED)
140	1	FORD	F-450 XL SUPER DUTY	1FDXW46P05EA78891	2005	(#1), PICKUP TRUCK, 4-DOOR CREW CAB, 6.0L, V8 POWERSTROKE TURBO DIESEL, UTILITY TYPE BED, DUALLIES, MANUAL TRANS., BED MOUNTED FUEL TANK, PUMP, COMPRESSOR (193,813-MILES ON ODOMETER AS OF 1/31/2017)
141	1	FORD	F-450 XL SUPER DUTY	1FDXW46P75EA78869	2005	(#11), PICKUP TRUCK, 4-DOOR CREW CAB, 6.0L, V8 POWERSTROKE TURBO DIESEL, UTILITY TYPE BED, DUALLIES, MANUAL TRANS., BED MOUNTED FUEL TANK, PUMP, COMPRESSOR (156,298-MILES ON ODOMETER AS OF 1/31/2017)
142	1	GEO	TRACKER	2CNBJ18U7L6213246	1990	VEHICLE, 4X4, 4-CYLINDER AUTO ENGINE, 1.6L, HARDTOP 2-DOOR (AVERAGE MILEAGE ASSUMED) (***NOT INSPECTED***)
143	1	NUHN	QUAD TRAIN 0023	16-343	2016	15,000-GALLON MANURE TANKER TRAILER, QUAD AXLE WITH BOTH COMBINED (2) 7,500-GAL TANKERS WITH DIETRICH 30' TOOL BAR
144	1	NUHN	QUAD TRAIN 0023	16-342	2016	15,000-GALLON MANURE TANKER TRAILER, QUAD AXLE WITH BOTH COMBINED (2) 7,500-GAL TANKERS WITH DIETRICH 30' TOOL BAR
145	1	NUHN	QUAD TRAIN 0023	15-375	2015	15,000-GALLON MANURE TANKER TRAILER, QUAD AXLE WITH BOTH COMBINED (2) 7,500-GAL TANKERS WITH DIETRICH 30' TOOL BAR
146	1	NUHN	QUAD TRAIN 0020	15-374	2015	15,000-GALLON MANURE TANKER TRAILER, QUAD AXLE WITH BOTH COMBINED (2) 7,500-GAL TANKERS WITH DIETRICH 30' TOOL BAR
147	1	NUHN	QUAD TRAIN 0020	13-368	2013	10,000-GALLON MANURE TANKER TRAILER, QUAD AXLE WITH BOTH COMBINED (2) 5,000-GAL TANKERS WITH DIETRICH 20' TOOL BAR
148	1	NUHN	QUAD TRAIN	12-080	2012	10,000-GALLON MANURE TANKER TRAILER, QUAD AXLE WITH BOTH COMBINED (2) 5,000-GAL TANKERS WITH 20' TOOL BAR (***NOT INSPECTED***)
149	1	NUHN	QUAD TRAIN 0020	12-079	2012	MAGNUM 10,000-GALLON MANURE TANKER TRAILER, QUAD AXLE WITH BOTH COMBINED (2) 5,000-GAL TANKERS WITH DIETRICH 20' TOOL BAR
150	1	NUHN	QUAD TRAIN	12-160	2012	10,000-GALLON MANURE TANKER TRAILER, QUAD AXLE WITH BOTH COMBINED (2) 5,000-GAL TANKERS WITH 20' TOOL BAR (***NOT INSPECTED***)
151	1	NUHN	QUAD TRAIN	8-147	2008	7,500 BOOM TANK TRUCK, QUAD AXLE WITH BOTH COMBINED (2) 5,000-GAL TANKERS WITH 20' TOOL BAR (***NOT INSPECTED***)
152	1	NUHN	QUAD TRAIN Q1-1025	8-169	2008	+
153	1	NUHN	7000 MAGNUM	13-425	2013	7,000-GALLON MANURE TANKER TRAILER WITH 70' SPRAYER BOOM
154	1	NUHN	7500 MAGNUM	5-214	2005	7,500-GALLON MANURE TANKER TRAILER, DIETRICH 18' TOOL BAR
155	1	MEYER	9520 CROP MAX TURBO SPREAD	1224205/1295232/5112009	2012	DRY SPREADER, DUAL AXLE, SCALE, XTS 2400 CARRIER
156	1	MEYER	9520 CROP MAX TURBO SPREAD	N/A	2012	DRY SPREADER, DUAL AXLE, SCALE, XTS 2400 CARRIER
158	1	CORNELL		N/A		MANURE PUMP WITH ISUZU ENGINE ON DUAL AXLE TRAILER
159	1	CORNELL		N/A		MANURE PUMP, WITH CORNELL PUMP, CUMMINS ENGINE, FUEL TANK, 7' X 16' FLATBED TRAILER
160	1	NUHN		14-455	2014	50' RED LAGOON MANURE PUMP (***NOT INSPECTED***)
161	1	NUHN		14-441	2014	VERTICAL PIT PUMP 8X8 (***NOT INSPECTED***)
162	1	HOULE		402889611		OVER THE WALL PUMP (***NOT INSPECTED***)

163	1	HOULE		1100471	2012	OVER THE WALL SPIDER PUMP (***NOT INSPECTED***)
164	1	HOULE		4 022725 339		MANURE PUMP
165	1	HOULE		2166 SP33-65		MANURE PUMP
166	1	NUHN	0162	15-460	2015	MANURE PUMP
167	1	NUHN	0162	15-135	2015	MANURE PUMP
168	1	NUHN		14-180	2014	MANURE PUMP (***NOT INSPECTED***)
169	1	NUHN	0162	12-132	2012	MANURE PUMP
170	1	NUHN	0162	11-233	2011	MANURE PUMP
171	1	DRY HILL	DH220	1797		MANURE PUMP
172	1	DRY HILL	DH220	1798		MANURE PUMP
173	1	DRY HILL	DH220	91254		MANURE PUMP
174	1	DRY HILL	DH220	91253		MANURE PUMP
175	1	DRY HILL	DH390	081100		MANURE PUMP
176	1	DRY HILL	DH220	2727		MANURE PUMP
177	1	DRY HILL	DH220	2726		MANURE PUMP
178	1					MANURE PUMP, IHC ENGINE, PUMP
179	1					DRAG HOSE PUMP (***NOT INSPECTED***)
180	1	MFG UNKNOWN		V638155T58		PUMPS & PARTS BALZER
181	3	DODA	SUPER 150	S150-0921-4019, 9 274 215 75, 9 274 215 20		MANURE PUMP (***NOT INSPECTED***)
182	1	NEW HOLLAND	155	N/A		BOX SPREADER
183	1	NEW HOLLAND	667	N/A		MANURE SPREADER
184	1	REM	2500	N/A		TRAILER MOUNTED GRAIN VAC
185	2					BIN WHIP SYSTEMS EACH VALUE: $500
186	1					LOT OF MISC MANURE EQUIPMENT, TO INCLUDE: 6" FEEDER HOSE, PCE HOSE REEL, FARMSTAR HOSE REEL, TOOLBAR, HOSE REEL, 8"X32" LOAD STANDS, NABERHOUS LOAD STAND, NUHN INJECTOR TAPERED DISC, BARNEY BUILT HOSE RUMPER, BALZER DRAG HOSE 5 & 6", KRONE FLOW METERS, DRAFMAN 660FT HOSE, HOSE REELS, LOAD STANDS, FLOW CONTROLLERS, CALUMET DRAG, JOCHUM BAR, DSI INJ, ETC.
187	1					LOT THROUGHOUT SHOP AREAS, TO INCLUDE: REPAIR PARTS, PUMPS, PALLET RACKING SECTIONS, FORKLIFT ELEVATOR CAGES, JACK STANDS, CHAINS, ALUMINUM EXTENSION LADDERS, HAND TOOLS, CREEPERS, FLOOR JACLS, PARKER T-400-D HYDRAULIC HOSE CRIMPER, (2) MI-T-M 3,000-PSI STEAM HEATER PRESSURE WASHERS, SALAMNDER HEATERS, CHERRY PICKER PORTABLE HOISTS, RC-15A RIM CLAMP TIRE MACHINE, LOCHNIVAR/KNIGHT BOILER, TRANSMISSION JACKS, LINCOLN AC WELDER, H-FRAME SHOP PRESS, FUEL TANKS, WASTE OIL TANKS, PNEUMATIC HOSE REELS, DOUBLE-END BENCH GRINDERS, CHOP SAW, TORCH OUTFITS, MILLER MILLERMATIC 252 WIRE FEED WELDER, 90-AMP WIRE FEED WELDER, 7-1/2-HP, 80-GAL SHOP COMPRESSOR, DRILL PRESS, WASTE OIL MOBLE BULK TANK, SAND BLASTER, CENTER CARRIER BIN, GRAIN BIN JACKS, ROSCO PULL TYPE BROOM, INGERSOLL RAND, ETC.
188	1					MODULAR BUILDING, 135'L X 55' W, (2) ROLL-UP DOORS

Neese Inc
Schedule 2
Exhibit A
10/26/2017

The Equipment and other items described in the below Exhibit A or otherwise covered thereby (including all inventory, fixtures or other property comprising the Equipment) wherever located, together with all related software (embedded therein or otherwise) and general intangibles, all tooling, all ancillary equipment, all additions, any and all attachments, all accessories and accessions thereto, whether now owned or hereafter acquired.

Quantity	Description	Serial Number/VIN
1	Magnum Quad Train Liquid Manure Spreader - 15,000 US GAL - 35.5 x 32 R Alliance Tires	17-286
1	Spreader Option - Brakes on 8 wheels	
1	Upgrade - Hydraulic Direct Drive - KM40.180 Double Motor, Includes 1.75 Direct Drive Mech-TC Seal	
1	Upgrade - 17" Header Front Pump with 8" discharge and 8" spread system	
1	Spreader - Light to Illuminate Hopper	
1	Light - Target Tech Strobe	
1	Spreader Option - Additional Illumination (LED)	
2	Hopper - Riser - 30" x 30"	
1	Hitch - Articulating Power Pin - Category 4 - 3 Hole (2" Ball)	
1	Spreader Option - Down Pressure Assembly on Quad	
1	Upgrade - Hydraulic lines and valving for Double Injector Fold	
1	Custom Nuhn 35' Folding Injector - Bar only. 14 Row, 8" rotary manifold, heavy duty 1.75" injector linkage	17-326
1	Magnum Quad Train Liquid Manure Spreader - 15,000 US GAL - 35.5 x 32 R Alliance Tires	17-287
1	Spreader Option - Brakes on 8 wheels	
1	Top Load Option - Hydraulic Direct Drive - KM40.151	
1	Spreader Option - High Volume Header Pump Upgrade - 17"	
1	Spreader - Light to Illuminate Hopper	
1	Light - Target Tech Strobe	
1	Spreader Option - Additional Illumination (LED)	
2	Hopper - Riser - 30" x 30"	
1	Hitch - Articulating Power Pin - Category 4 - 3 Hole (2" Ball)	
1	Spreader Option - Down Pressure Assembly on Quad	
1	Spreader Option - Additional Hydaulic Lines on Folding Injector for a Quad	
14	Nuhn Teeth for Injector Serial #17-326	
1	Injector - Nuhn Rotary High Speed - 14 Row Folding - Bar Only (30 inch spacing). Includes Rotary manifold	17-574
14	Nuhn Teeth	
2	Meter; 8" Krohne Flow Meter w/Remote IFC 100	
1	Versatile 450HP Tractor: Model 450-Powershift-HD PKG equipped with Front/Read Difflocks, Heavy Duty Drawbar Support, High Flow w/6 Electro Hydraulic, 3/4" Coupler Return Kit, Freight Weight 875KG (1025LB), Upper Weight 40 x 30 KG, E-Pro II w/Integrated WAAS GPS	706499
1	Versatile 450HP Tractor: Model 450-Powershift-HD PKG equipped with Front/Read Difflocks, Heavy Duty Drawbar Support, High Flow w/6 Electro Hydraulic, 3/4" Coupler Return Kit, Freight Weight 875KG (1025LB), Upper Weight 40 x 30 KG, E-Pro II w/Integrated WAAS GPS	706513
1	Row Crop Tractor 260: Model 260 MFD Tractor, 14.9R34 D 480/80R46 R1 DLS, 1000 RPM 1-3/8" Shaft, Quick Hitch, Front Weight Package 24x30KG, Rear Weight 2x200KG, Front Weight Bracket, Radar Sensor, 3/4" Low Pressure Return, VPAS Steer Ready Generic Valve	509373
8	Goodyear tires: 1250/35r46 lsws	

EXHIBIT B

LEASE

AGREEMENT OF LEASE

THIS AGREEMENT OF LEASE (this "Lease") is entered into as of ____________, 2017 by and between **K&A HOLDINGS, LLC** (collectively the "Landlord"), and **NEESE, INC.** ("Tenant").

In consideration of the mutual covenants and agreements contained herein, Landlord and Tenant agree as follows:

1. **BASIC PROVISIONS AND DEFINITIONS**. For purposes of this Lease, the following capitalized terms shall have the meaning set forth in this paragraph, unless such meanings are expressly contradicted, limited or expanded elsewhere herein:

(a) Commencement Date: ______________, 2017

(b) Landlord's Address: 605 11th Street South, Grand Junction, IA 50107

(c) Tenant's Address: 303 Division Street, Grand Junction, IA 50107

(d) Premises: See attached Exhibit A

(e) Lease Term: The Lease term shall commence on the Commencement Date and shall terminate ten (10) years from such date.

(f) Base Rent: Base Rent shall be $100,000 per annum, payable in equal monthly installments, in advance, at the rate of $8,333.33 per month on the first (1st) day of each month.

(g) Deposit: Tenant shall deposit $8,333.33 with Landlord to be held by Landlord during the Lease Term.

(h) Permitted Use: The sale of products and services for agricultural, construction, lawn and garden products, office space and other lawful matters in connection therewith.

2. **DEMISED PREMISES**. Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord those certain Premises identified above which Premises are more particularly identified on Exhibit A attached to this Lease and made a part hereof.

3. **LEASE TERM**. The lease of the Premises shall be for the period set forth in Section 1(e) of this Lease unless sooner terminated or extended as hereinafter provided.

4. **BASE RENT, ADDITIONAL RENT AND ADJUSTMENTS**.

(a) Tenant shall pay the Base Rent specified in Section 1(f).

(b) In addition to the Base Rent, all other payments to be made by Tenant hereunder to any party shall be deemed, for the purpose of securing their collection, to be "Additional Rent" under this Lease, whether so designated or not, and shall be due and payable on demand or together with the next succeeding installment of the Base Rent, whichever shall first occur; and Landlord shall have the same rights and remedies upon Tenant's failure to pay the same as for the non-

payment of the Base Rent. Landlord, at its election, shall have the right, (but not the obligation) to pay for or perform any act which requires the expenditure of any sums of money by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease within any applicable grace period, and in the event Landlord shall elect to pay such sums or perform such acts requiring money expenditures, Tenant agrees to pay Landlord, upon demand, all such sums, which shall be deemed for the purpose of securing the collection thereof to be Additional Rent hereunder.

(c) In the event the Commencement Date of the Lease Term is other than the first day of a calendar month, the Base Rent, Additional Rent and other charges reserved under this Lease for the portion of such partial month shall be prorated based on a thirty (30) day month and shall be paid on the Commencement Date of the Lease Term.

5. **PAST DUE RENTS**. If Tenant shall fail to pay any Base Rent, Additional Rents or other charges within 10 days after the same become due and payable, such unpaid amounts shall bear interest from the due date thereof to the date of payment at eighteen percent (18%) per annum (the "Default Interest Rate"); provided, however, that such Default Interest Rate shall not exceed the maximum legal rate of interest allowed to be charged to Tenant under any applicable law of the State of Iowa.

6. **PLACE OF PAYMENTS**. All payments required to be paid by Tenant to Landlord shall be made payable to the order of the Landlord, and all such payments shall be delivered to the Landlord's Address specified in Section 1(b) or as otherwise directed by Landlord in writing.

7. **OWNERSHIP OF IMPROVEMENTS.**

(a) All betterments and improvements in or upon the Premises, made by either party (except Tenant's personal property, furniture, signs and trade fixtures) including all affixed lighting fixtures, heating, ventilating and air conditioning equipment, and all pipes, ducts, conduits, wiring, paneling, partitions, floor covering, railing, mezzanine floors, galleries and the like, shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or sooner termination of the Lease Term.

(b) In no event shall Tenant assign, lien, encumber, chattel mortgage or create a security interest in leasehold improvements which have been incorporated in the Premises including, but not limited to, affixed lighting fixtures, heating, ventilating and air conditioning equipment.

8. **TENANTS INSTALLATIONS.** Tenant shall fully equip the Premises with all trade fixtures and equipment necessary for the proper operation of Tenant's business.

9. **PERMITTED USE**. Tenant agrees to and shall use the Premises solely for the purpose of conducting the Permitted Use specified in Paragraph 1(h) and for no other business of purpose.

10. **OPERATION OF BUSINESS**. Tenant agrees as follows:

(a) to continuously and uninterruptedly occupy and use during the Lease Term the entire Premises for the Permitted Use and to conduct Tenant's business therein in a reputable manner;

(b) to apply for, secure, maintain and comply with all licenses or permits which may be required for the conduct by Tenant of the business permitted to be conducted in the Premises and to pay when due all license and permit fees and charges of a similar nature in connection therewith; and

(c) not to operate its business under this Lease so as to breach or violate any restrictive covenant contained in any other agreement or lease entered into by Tenant, or violate any restrictive agreement contained in any contract, judgment or decree of a court of competent jurisdiction entered into or imposed upon Tenant, and Tenant represents that its execution of this Lease and operation of the Permitted Use will not violate any of such restrictive covenants or agreements.

11. **LAWS, WASTE OR NUISANCE.**

(a) Tenant agrees, at Tenant's sole cost and expense (i) to comply with all present and future governmental laws, ordinances, orders and regulations concerning Tenant's use of the Premises (including Tenant's alterations and additions thereto); and (ii) to comply with all present and future rules, regulations and recommendations of the Board of Fire Underwriters and organizations establishing insurance rates concerning Tenant's use of the Premises (including Tenant's alterations and additions thereto); and

(b) Tenant further agrees not to suffer, permit or commit any waste, nor to allow, suffer or permit any odors, vapors, steam, water, vibrations, noises or undesirable effects to emanate from the Premises or any equipment or installation therein or otherwise to allow, suffer or permit the Premises or any use thereof to constitute a nuisance or unreasonably to interfere with the safety, comfort or enjoyment of the Premises by Landlord or any other occupants of the Premises or their customers, invitees or any others lawfully in or upon the Premises. Upon written notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant agrees forthwith to cease and discontinue the same and within ten (10) days thereafter to make such changes in the Premises and/or install or remove such apparatus or equipment therein or therefrom as may be required by Landlord for the purpose of obviating any such condition. If any such condition is not so remedied within the ten (10) day period, then Landlord may, at its option, enter upon the Premises and cure such condition in any manner Landlord shall deem necessary and add the cost and expense incurred by Landlord together with all damages, including reasonable attorneys' fees, sustained by Landlord to the next installment of the Base Rent due and Tenant agrees to pay such amount. Tenant hereby further agrees to indemnify and save Landlord free and harmless of and from all fines, claims, demands, actions, proceedings, judgments and damages (including court costs and reasonable attorneys' fees) of any kind or nature by anyone whomsoever arising or growing out of any breach or non-performance by Tenant of the covenants contained in this Section 11(b).

12. **ASSIGNMENT AND SUBLETTING.**

(a) Tenant shall not assign or sublet the Premises, in whole or in part, without the prior written permission and consent of Landlord.

(b) Other than the foregoing permitted assignment or subletting, Tenant shall not voluntarily, involuntarily or by operation of law assign, transfer, mortgage or otherwise encumber this Lease or any interest of Tenant therein, in whole or in part, nor sublet or assign the whole or any part of the Premises or permit the Premises or any part thereof to be used or occupied by others. Any attempt to encumber, assign the Lease or sublet the Premises not in compliance with the provisions of this Section 12 shall be void and of no force and effect.

13. **REPAIRS.**

(a) Landlord shall not be required to make any repairs or improvements of any kind upon or to the Premises, except for necessary repairs to the foundations and structural repairs to the exterior of the building (excluding the interior of all walls and the exterior and interior of all windows, glass, showcases, doors, door frames and bucks) of which the Premises forms a part and the sewer and water lines servicing the Premises that are located outside of the Premises, unless the necessity for any of such repairs shall have been occasioned by any action, omission to act or negligence of Tenant, its assignees, subtenants, invitees, concessionaires or licensees, or their respective employees, agents, or contractors, in which event Tenant agrees to make such repairs, at Tenant's sole cost and expense. Landlord shall not be required to commence any such repair until after notice from Tenant that the same is necessary, which notice, except in case of an emergency, shall be in writing and shall allow Landlord a reasonable time in which to commence and complete such repair. Landlord shall use reasonable efforts to do said repair work with minimum inconvenience, annoyance, disturbance or loss of business to Tenant, as may be reasonably possible under the circumstances consistent with accepted construction practice in the vicinity, and so that such work shall be expeditiously completed, but in no event shall Landlord be required to incur any additional expenses for work to be done during hours or days other than regular business hours and days.

(b) Subject to the provisions of Section 13(a), Tenant agrees at Tenant's sole cost and expense to keep and maintain the Premises and each and every part thereof in good repair, order and condition and to make all repairs and replacements thereto, and to the fixtures and equipment therein and the appurtenances thereto, including without limiting the generality of the foregoing, the exterior and interior windows and window frames, doors and door frames, entrances, store fronts, including store front metal work, signs, showcases, floor coverings, interior walls, partitions and the lighting, electrical heating, air conditioning, plumbing, and sewage systems, equipment, fixtures and facilities within and serving the Premises, and the floor slab and that portion of any pipes, lines, ducts, wires or conduits installed by Landlord or Tenant contained under, above or within, and exclusively serving, the Premises. Tenant shall keep and maintain the Premises in a first-class and attractive condition throughout the Lease Term. Tenant shall replace all damaged or broken glass with glass of equal quality with that broken or damaged, except in the case of damage or destruction by fire or other insurable casualty or by eminent domain, the obligations of Landlord and Tenant shall be controlled as hereinafter provided.

(c) Tenant may, without prior notice to Landlord, at Tenant's sole cost and expense paint, paper or change floor coverings in and to the interior of the Premises only, provided that (i) the structural integrity of the building shall not be affected or diminished; (ii) the value of the building, which is part of the Premises, is not thereby diminished; (iii) the exterior appearance of the Premises, is not thereby altered or changed. In all other instances, Tenant shall secure prior written approval and consent of Landlord.

(d) Tenant shall submit to Landlord plans and specifications for any such remodeling work, together with a statement of the estimated cost of such work and the name of the proposed contractor whom Tenant proposes to engage to perform the same within sixty (60) days prior to the date Tenant is to commence any such remodeling work. After receiving Landlord's written approval, and prior to the commencement of any such work, Tenant agrees to deliver to Landlord a policy or certificate of workmen's compensation insurance in statutory limits from Tenant's contractor as well as evidence of the maintenance by Tenant of the insurance coverages to be maintained by Tenant hereunder. Such work may thereupon be commenced and shall be diligently prosecuted to completion in accordance with such approved plans and specifications and in accordance with all applicable laws, ordinances, rules and requirements of Landlord's insurance carriers, subject, however, to the terms of Tenant's indemnity set forth herein and Tenant's obligation to insure such assumed liability under Tenant's Comprehensive General Liability policy.

(e) "Repairs," as used in this Section 13, shall mean all repairs, replacements, renewals, alterations, additions, improvements and betterments.

14. **TENANT'S FAILURE TO REPAIR**. If Tenant shall fail, refuse or neglect to make repairs in accordance with the terms and provisions of this Lease or if Landlord is required to make any repairs by reason of any act, omission to act or negligence of Tenant, or its assignees, subtenants, concessionaires or licensees, or their respective employees, agents or contractors, Landlord shall have the right, at its option, after Landlord shall have given to Tenant a ten (10) day notice (except in case of an emergency), to make such repairs on behalf of and for the account of Tenant and to enter upon the Premises for such purposes and (i) deduct such costs from the Deposit specified in Section 1(g) or (ii) add the cost and expense thereof to the next installment of the Base Rent due, and Tenant agrees to pay such amount, but nothing contained in this Paragraph 14 shall be deemed to impose any duty upon Landlord or affect in any manner the obligations assumed by Tenant hereunder. Any cost or expense incurred by Landlord and chargeable to Tenant as herein provided shall be reduced to the extent that Landlord is reimbursed therefor under any insurance policy.

15. **COVENANT AGAINST LIENS**. Tenant shall do all things necessary to prevent the filing of any mechanics' or other liens against the Premises or any other portion of the Premises or the interest of the Landlord or any ground or underlying lessors therein or the interest of any mortgagees or holders of any deed of trust covering the Premises by reason of any work, labor, services or materials performed or supplied or claimed to have been performed or supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien shall at any time be filed, Tenant shall either cause the same to be vacated and cancelled of record within thirty (30) days after the date of the filing thereof or, if Tenant in good faith determines that such lien should be contested, Tenant shall furnish such security, by surety bond

or otherwise as is prescribed by law to release the same as a lien against the real property and to prevent any foreclosure of such lien during the pendency of such contest. If Tenant shall fail to vacate or release such lien in the manner and within the time period aforesaid, then, in addition to any other right or remedy of Landlord resulting from Tenant's said default, Landlord may, but shall not be obligated to, vacate or release the same either by paying the amount claimed to be due or by procuring the release of such lien by giving security or in such other manner as may be prescribed by law. Tenant shall repay to Landlord, on demand, all sums disbursed or deposited by Landlord pursuant to the foregoing provisions of this Paragraph 15, including Landlord's cost and expenses and reasonable attorneys' fees incurred in connection therewith. Nothing contained herein shall imply any consent or agreement on the part of Landlord or any ground or underlying lessors or mortgagees or holders of deeds of trust of the Premises to subject their respective estates or interest to liability under any mechanics' or other lien law, whether or not the performance or the furnishing of such work, labor, services or materials to Tenant or anyone holding the Premises, or any part thereof, through or under Tenant, shall have been consented to by Landlord and/or any of such parties.

16. **UTILITIES.**

(a) Tenant shall use the utilities (including water, gas, electricity, sewers and telephone supplied to or serving the Premises) in accordance with the rules and regulations of the public utility company or the governmental agency supplying the same. Landlord shall not be liable in damages or otherwise for any interruption in the supply of any utility to the Premises nor shall any such interruption constitute any ground for an abatement of any of the rents reserved hereunder, Tenant shall not at any time overburden or exceed the capacity of the mains, feeders, ducts, conduits or other facilities by which such utilities are supplied to, distributed in or serve the Premises. If Tenant desires to install any equipment which shall require additional utility facilities or utility facilities of a greater capacity than the facilities to be provided by Landlord, such installation shall be subject to Landlord's prior written approval of Tenant's plans and specifications therefor. If approved by Landlord, Tenant agrees to pay the cost for providing such additional utility facilities or utility facilities of greater capacity, and any such installations shall be in accordance with all applicable laws, rules and regulations relating thereto.

(b) Landlord shall not be responsible for providing any meters or other devices for the measurement of utilities supplied to the Premises. Tenant shall make application for and arrange for the installation of all such meters or other devices and Tenant shall be solely responsible for and promptly pay, when due and payable, all charges for water, sewer, electricity, gas telephone and any other utility used or consumed in the Premises.

17. **TAXES.**

(a) Tenant shall, in all instances, pay all real estate taxes which may be levied or assessed by the lawful taxing authorities against the land, buildings and all other improvements and betterments constituting the Premises. The term "taxes" shall mean and include all real estate taxes, assessments, and other governmental levies and charges of every kind and nature whatsoever, general and special, extraordinary and ordinary. Tenant shall pay real estate taxes to Landlord monthly along with the Base Rent.

(b) Any fiscal tax year or years commencing during any lease year or partial lease year hereof, shall be deemed to correspond to such lease year or partial lease year, except that with respect to the first and last lease years of the Lease Term, the taxes for the then current fiscal tax year or years and the tax charge payable by Tenant shall be prorated from the Commencement Date of the first lease year or partial lease year and to the end of the last lease year, as to which Tenant's obligation shall survive the expiration of the Lease Term.

(c) Tenant agrees to pay, prior to delinquency, any and all taxes and assessments levied or assessed during the Lease Term upon or against (i) all furniture, fixtures, signs, equipment and any other personal property installed or located within the Premises; (ii) all alterations, additions, betterments or improvements of whatsoever kind or nature, made by Tenant to the Premises, as the same may be separately levied, taxed and assessed against or imposed directly upon Tenant by the taxing authorities; and (iii) the rentals payable hereunder by Tenant to Landlord (other than Landlord's Federal, State and local income taxes thereon).

(d) Tenant shall have the right to contest the validity or amount of any tax by appropriate proceedings. Landlord shall execute and deliver all documents appropriate to the contest of any such taxes requested by Tenant.

18. **INDEMNITY.**

(a) Tenant hereby agrees to defend, pay, indemnify and save free and harmless Landlord, and/or any fee owner or ground or underlying lessors of the Premises, from and against any and all claims, demands, fines, suits, actions proceedings, orders, decrees and judgments of any kind or nature by or in favor of anyone whomsoever and from and against any and all costs and expenses, including reasonable attorneys' fees, resulting from or in connection with loss of life, bodily or personal injury or property damage arising, directly or indirectly, out of or from or on account of any occurrence in, upon, at or from the Premises or occasioned wholly or in part through the use and occupancy of the Premises or any improvements therein or appurtenances thereto, or by any act or omission or negligence of Tenant or any subtenant, concessionaire or licensee of Tenant, or their respective employees, agents or contractors in, upon, at or from the Premises or its appurtenances; except nothing herein mentioned shall excuse or exculpate Landlord or its employees, agents or contractors from its or their negligence, and in such case the indemnification and hold harmless provided herein shall not apply.

(b) Tenant and all those claiming by, through or under Tenant shall store their property in and shall occupy and use the Premises and any improvements therein and appurtenances thereto solely at their own risk and Tenant and all those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business or for business interruption, arising, directly or indirectly, out of or from or on account of such occupancy and use or resulting from any present or future condition or state of repair thereof.

(c) Landlord shall not be responsible or liable for damages at any time to Tenant, or to those claiming by, through or under Tenant, for any loss of life, bodily or personal injury, or damage to property or business, or for business interruption, that may be occasioned by or through

the acts, omissions or negligence of any other persons, or any other tenants or occupants of any other premises of Landlord.

(d) Landlord shall not be responsible or liable for damages at any time for any defects, latent or otherwise, in any buildings or improvements on the Premises or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall Landlord be responsible or liable for damages at any time for loss of life, or injury or damage to any person or to any property or business of Tenant, or those claiming by, through or under Tenant, caused by or resulting from the bursting, breaking, leaking, running, seeping, overflowing or backing up to water, steam, gas, sewage, snow or ice in any part of the Premises or caused by or resulting from acts of God or the elements, or resulting from any defect or negligence in the occupancy, construction, operation or use of any buildings or improvements upon the Premises, or any of the equipment, fixtures, machinery, appliances or apparatus therein.

(e) Tenant expressly acknowledges that all of the foregoing provisions of this Section 18 shall apply and become effective from and after the date Tenant or its agents enter upon the Premises to undertake activities permitted hereunder.

19. TENANT'S ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES.

(a) The use of the Premises shall at all times comply with, and Tenant shall not be in violation of, in connection with its use, maintenance or operation of the Premises and the conduct of the business related thereto, any applicable federal, state, county or local statutes, laws, regulations, rules, ordinances, codes, licenses and permits of all governmental authorities relating to environmental matters, including by way of illustration and not by way of limitation (i) the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Resource Conservation and Recovery Act of 1976, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (and any amendments or extensions thereof), and the Toxic Substances Control Act; and (ii) all other applicable environmental requirements, including any environmental laws of the state where the Premises are located.

(b) Without limiting the generality of Section 19(a) above, Tenant (i) will operate the Premises and will at all times receive, handle, use, store, treat, ship and dispose of all hazardous substances, petroleum products and waste in strict compliance with all applicable environmental, health or safety statutes, ordinances, orders, rules, regulations or requirements; and (ii) will remove prior to the termination of this Lease from and off the Premises, all hazardous substances, petroleum products and waste.

(c) No hazardous or toxic materials, substances, pollutants, contaminants or wastes will be released into the environment, or deposited, discharged, place or disposed of at, on or near the Premises, nor will the Premises be used at any time by any person as a landfill or a waste disposal site.

(d) Tenant shall immediately notify Landlord of any notices of any violation of any of the matters referred to in Sections 19(a) through 19(d) relating to the Premises or its use.

(e) At any time during the Lease term or thereafter, including after the termination of this Lease, Tenant covenants at its sole cost and expense, to remove or take remedial action with regard to any materials released to the environment at, on or near the Premises during the Lease term or extensions thereof for which any removal or remedial action is required pursuant to law, ordinance, order, rule, regulation or governmental action; provided that (i) no such removal or remedial action shall be taken except after reasonable advance written notice to Landlord, and (ii) any such removal or remedial action shall be undertaken in a manner so as to minimize any impact on the business conducted at the Premises or any adjacent property.

(f) Tenant shall at all times retain any and all liabilities arising from the handling, treatment, storage, transportation or disposal of hazardous or toxic materials, substances, pollutants, contaminants, petroleum products or wastes by Tenant wherever located.

(g) Tenant shall indemnify and hold Landlord harmless from and against any and all (i) liabilities, losses, claims, damages and costs; and (ii) attorneys', accountants' and consultants' fees and expenses, court costs and all other out-of-pocket expenses incurred or suffered by Landlord by reason of, resulting from, in connection with, or arising in any manner whatsoever out of the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained or referred to in this Section 19.

(h) All representations, warranties, covenants, agreements and indemnities of Tenant shall survive the termination of this Lease.

20. **INSURANCE.**

(a) Tenant agrees, during the Lease Term, to procure and maintain insurance against fire, windstorm, vandalism, malicious mischief, water damage and sprinkler leakage and such other perils as are from time to time included in a standard extended coverage endorsement insuring the (i) building improvements and betterments to the Premises; and (ii) any permitted alterations, additions or improvements made by Tenant to the Premises at any time. Such policy of insurance shall be issued in the names and for the benefit of Tenant, Landlord and Landlord's mortgagee, as their respective interests may appear in an amount equal to 100% of the actual replacement cost of the building improvements insured. If Tenant fails or refuses to procure and maintain the required amount of insurance and as a result thereof Landlord is adjudged a coinsurer then any losses or penalties sustained by Landlord shall be paid for by Tenant upon receipt of a bill from Landlord together with reasonably satisfactory evidence of such loss or penalty.

(b) Each party hereby expressly waives, as against each other, any claim based on negligence or any reason whatsoever for property damages covered by such insurance. All policies shall contain an endorsement containing an express waiver of any right of subrogation by the insurance company against Landlord or Tenant, whichever the case may be (whether named as an insured or not); provided, however, that if such waiver of subrogation provision is unavailable at standard insurance rates and is obtainable only upon the payment of an increase in the standard rate, then the party who would benefit from such provision shall have the option, upon ten (10) days' prior written notice from the other party, of paying the increase in premium or foregoing the benefit of such provision.

(c) Tenant agrees to secure and keep in force from and after the date Landlord shall deliver possession of the Premises to Tenant and throughout the Lease Term, at Tenant's sole cost and expense (i) Comprehensive General Liability Insurance on an occurrence basis with a minimum limit of liability in an amount of Two Million Dollars ($2,000,000.00), including water damage and sprinkler leakage legal liability, and which insurance shall contain a contractual liability endorsement covering the matters set forth in Paragraph 18 hereof on Indemnity. Such insurance shall be issued in the names and for the benefit of Landlord, Landlord's management company, if any, and Tenant and shall contain an endorsement that Landlord, and Landlord's management company, if any, although named as insureds, nevertheless shall be entitled to recover under said policies for any loss or damage occasioned to them, their servants, agents and employees by reason of the negligence of Tenant.

21. **INSURANCE REQUIREMENTS.**

(a) All policies of insurance shall be issued by insurance companies with general policy holder's rating of not less than A - and a financial rating of not less than Class XI as rated in the most current "Best's Insurance Reports", and licensed to do business in the State of Iowa and authorized to issue such policy or policies.

(b) Tenant shall have the right to insure and maintain the insurance coverages required by this Lease under blanket insurance coverages covering other premises so long as such blanket insurance policies specify a stated value for the Premises and comply with the amounts of insurance and the requirements provided hereunder.

(c) The original policy or policies, or duly executed certificates for the same, together with reasonably satisfactory evidence of payment of the premium thereof shall be delivered to Landlord on or before the Commencement Date of the Lease Term and upon renewals of such policies not less than twenty (20) days prior to the expiration of any such coverage.

(d) The minimum limits of any insurance coverage required herein to be carried by Tenant shall not limit Tenant's liability set forth in Paragraph 18 hereof on Indemnity.

22. **CONDEMNATION.**

(a) If, during the term (or any extension or renewal) of this Lease, all or a substantial part of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Tenant shall have no claim to the condemnation award, however, this Paragraph 22(a) shall not prohibit Tenant from making a claim for moving expenses or property owned by Tenant in any condemnation proceeding.

(b) n the event a portion of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in Section 22(a) above, Landlord may, at Landlord's sole risk and expense, restore and reconstruct the building and other

improvements on the Premises to the extent necessary to make it reasonable tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to the condemnation award.

23. **FIRE AND CASUALTY**.

(a) If the Premises should be totally destroyed by fire or other casualty, or if the Premises should be so damaged so that rebuilding cannot reasonably be completed within one hundred and eighty (180) working days after the date of written notification by Tenant to Landlord of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion of the lease, effective as of the date of the written notification.

(b) f the Premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within one hundred eighty (180) working days from the date of written notification by Tenant to Landlord of the destruction, this Lease shall not terminate, but Landlord may at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Tenant, its agents, employees, invitees or those for whom Tenant is responsible, the rent payable under this Lease during the period for which the Premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Lessor fails to complete the necessary repairs or rebuilding within one hundred eighty (180) working days from the date of written notification by Tenant to Landlord of the destruction, except as caused by delay which was beyond the control of Landlord, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord, whereupon all rights and obligations under this Lease shall cease to exist.

24. **DEFAULT**.

(a) If Tenant shall fail (i) to pay, when due, any rental charge or other sum payable hereunder within five (5) days after the due date thereof; or (ii) to keep, observe or perform any of the other terms, covenants and conditions herein to be kept, observed and performed by Tenant for more than thirty (30) days after written notice shall have been given to Tenant specifying the nature of such other default, or if such other default so specified shall be of such nature that the same cannot be reasonably cured or remedied within said thirty (30) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such thirty (30) day period and shall not thereafter continuously and diligently proceed therewith to completion, then and in any one or more of such events (herein referred to as an "Event of Default") Landlord shall have the rights and remedies as hereinafter set forth.

(b) No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease and Tenant hereby specifically waives any law, statute, rule, decree or judgment of any court to the contrary. Notwithstanding any such re-entry without termination, Landlord reserves the right to elect to terminate this Lease for such previous breach.

(c) In an Event of Default shall occur and shall not be cured in the manner as herein provided (unless Tenant is not entitled to an opportunity to cure such default), Landlord and Tenant covenant and agree that Landlord shall immediately have the following rights and remedies: (i) to immediately re-enter the Premises by summary proceedings, if necessary, and to dispossess Tenant and all other occupants thereof and to remove and dispose of all property therein or to store such property in a public warehouse or elsewhere at the cost and for the account of Tenant without Landlord being deemed guilty or trespass or becoming liable for any loss of damage which may arise out of such action; (ii) to cancel and terminate this Lease upon three (3) days' notice to Tenant stating that this Lease and the term hereof shall expire and terminate on the date specified in such notice, and upon such specified notice, this Lease and all rights of the Tenant under this Lease shall expire and terminate as if that date were the date definitely fixed in this Lease for the termination of the term; (iii) to cancel and terminate Tenant's right to possession of the Premises only, and in the event of such election, Tenant shall immediately quit and surrender possession of the Premises only but Tenant shall remain liable for damages as hereinafter provided. Landlord shall have the right, at its election, to pursue any and/or all of such rights together with any other right or remedy which may be available to Landlord under any statute or rule of law then in effect.

(d) The rights and remedies herein reserved by or granted to Landlord and Tenant are distinct, separate and cumulative, and the exercise of any one of them shall not be deemed to preclude, waive or prejudice their right to exercise any or all others.

(e) In the event of any litigation or formal legal proceeding between the parties to this Lease, Landlord and Tenant specifically covenant and agree that the prevailing party in such litigation shall be entitled to recover, in addition to other damages, all court costs, expenses and reasonable attorneys' fees that it may actually incur in enforcing the terms of this Lease, and the parties expressly waive any statute, rule of law or public policy to the contrary and further covenant and agree that they shall confirm such waiver in writing at the time of commencement of any such action proceeding or counterclaim.

25. **ACCESS TO PREMISES**. Landlord and its authorized representatives shall have the right to enter upon the Premises during all regular business hours for the purpose of inspecting or exhibiting the same to prospective purchasers, mortgagees and tenants. Landlord shall also have the right to enter upon the Premises during all regular business hours (and in emergencies at all times) for the purpose of making any repairs to the Premises or to the building of which it forms a part as Landlord may deem necessary, and for any other lawful purpose; and in connection therewith, Landlord shall have the right to take materials, tools and equipment in, through or above the Premises that may be required without the same constituting an actual or constructive eviction of Tenant from the Premises or any part thereof. Nothing herein shall be deemed to impose any duty upon Landlord to do any such work which under any provisions of this Lease Tenant shall be required to perform, and the performance thereof by Landlord shall not be a waiver of Tenant's default in failing to perform the same. During the period commencing twelve (12) months prior to the expiration of the Lease Term (or any renewal term) Landlord may place upon the exterior of the Premises "For Lease", "To Let" or "For Rent" signs of reasonable size which signs shall not be removed, obliterated or hidden by Tenant.

26. **XCAVATION**. If any excavation shall be made upon land adjacent to the Premises, Tenant shall permit the party authorized to cause such excavation to be made to enter

upon the Premises for the purpose of doing such work as such party may deem necessary to preserve the wall of the building of which the Premises forms a part from damages and to support the same by proper foundations and shoring, and Tenant hereby waives all claims for inconvenience, disturbance, loss of business or other damages against Landlord and without in any manner affecting Tenant's obligations under this Lease, nor shall the same constitute any ground for an abatement of any rents hereunder; provided, however, Landlord shall use all reasonable efforts not to interfere with or interrupt the conduct and operation of Tenant's business in the Premises, but Landlord shall not be required to incur any expense nor perform work during hours or days other than regular business hours and days.

27. **SUBORDINATION**. Landlord and Tenant agree that this Lease be and the same is subject and subordinate at all times to all covenants, restrictions, easements and ground and underlying leases now or hereafter affecting the fee title of the Premises and to all modifications, amendments and supplements thereto. At Landlord's option, this Lease may be and the same is subject and subordinate at all times to all mortgages or any other method of financing or refinancing in any amounts, and all advances thereon, which may now or hereafter be placed against or affect any or all of the land and/or the Premises and/or any or all of the buildings and improvements now or at any time hereafter constituting a part of or adjoining the Premises, and to all amendments, renewals, modifications, consolidations, participations, replacements and extensions thereof. The aforesaid provisions shall be self-operative and no further instrument or subordination shall be necessary unless required by any such ground or underlying lessors or mortgagees. Should Landlord or mortgagees desire confirmation of such subordination, the Tenant, within ten (10) days following Landlord's written request therefor, agrees to execute and deliver, without charge, any and all documents (in form acceptable to such ground or underlying lessors or mortgagees) subordinating this Lease and the Tenant's rights hereunder. Should any such mortgagees request that the Lease be made superior, rather than subordinate, to any such ground or underlying lease and/or mortgage, then Tenant, within ten (10) days following Landlord's written request therefor, agrees to execute and deliver, without charge, any and all documents (in form acceptable to such ground or underlying lessors or mortgagees) effectuating such priority.

28. **ATTORNMENT**. Tenant agrees that in the event of a sale, transfer, or assignment of the Landlord's interest in the Premises or any part thereof, including the Premises, or in the event that any proceedings are brought for the foreclosure of or for the exercise of any power of sale under any mortgage made by Landlord covering the Premises or any part thereof, including the Premises, to attorn to and to recognize such transferee, purchaser, ground or underlying lessor or mortgagee as Landlord under this Lease.

29. **QUIET ENJOYMENT**. If Tenant timely pays the rents reserved and performs all of the other terms, covenants and conditions of this Lease on the Tenant's part to be performed, then Tenant shall peaceably and quietly have, hold and enjoy the Premises during the Lease Term, subject to the terms of this Lease, and to any mortgages, ground or underlying leases, agreements and encumbrances to which this Lease is or may be subordinated.

30. **UNAVOIDABLE DELAYS**. The provisions of this Paragraph 30 shall be applicable if there shall occur any strikes, lockouts or labor disputes, inability to obtain labor or materials or reasonable substitutes therefor or acts of God, governmental restrictions, regulations

or controls, enemy or hostile governmental action, civil commotion, fire or other casualty or other conditions similar or dissimilar to those enumerated in this Paragraph 30 beyond the reasonable control of the party obligated to perform. If Landlord or Tenant shall, as a direct result of any of the above mentioned events, fail to timely perform any obligation on its part to be performed, then such failure shall be excused and not be a breach of this Lease by the party in question, but only to the extent and for the time occasioned by such event. The provisions of this Paragraph 30 shall not apply to Tenant's obligation to pay when due, the Base Rent or any Additional Rent or sums or charges, and, in addition, lack of funds and inability to procure financing shall not be deemed to be an event beyond the reasonable control of Tenant. In the event of such an unavoidable delay and as a condition precedent of Tenant claiming or relying upon such delay, Tenant shall give notice in writing describing such event to Landlord within ten (10) days after the occurrence of same.

31. **SURRENDER OF PREMISES.** Upon the expiration or sooner termination of the Lease Term, Tenant agrees to quit and surrender the premises, broom-clean, in good condition and repair, reasonable use, wear and tear, natural deterioration and insured casualty excepted, together with all keys and combinations to locks, safes and vaults and all improvements, alterations, additions, lighting fixtures and equipment at any time made or installed in, upon or to the interior or exterior of the Premises, except personal property, signs and trade fixtures put in at Tenant's expense, all of which shall then become the property of Landlord without any claim by Tenant, but the surrender of such property to Landlord shall not be deemed to be a payment of rent or in lieu of any rent reserved hereunder. Before surrendering the Premises, Tenant shall remove all of Tenant's personal property, signs and trade fixtures and, at Landlord's option, Tenant shall also remove any alterations, additions, fixtures, equipment and decorations at any time made or installed by Tenant in, upon or to the interior or exterior of the Premises, and Tenant further agrees to repair any damage caused thereby. If Tenant shall fail to remove any of Tenant's said personal property and trade fixtures, said property shall, at the option of Landlord, either be deemed abandoned and become the exclusive property of Landlord, or Landlord shall have the right to remove and store said property, at the expense of Tenant, without further notice to or demand upon Tenant and hold Tenant responsible for any and all charges and expenses incurred by Landlord therefor. If Tenant shall leave any of said personal property or trade fixtures on the Premise with Landlord's consent, then Landlord shall have the right to remove and store such property, at the expense of Tenant, upon twenty-four (24) hours' notice to Tenant and to hold Tenant responsible for any and all charges and expenses incurred therefor. If the Premises be not surrendered as and when aforesaid and after Landlord shall have given to Tenant a three (3) day notice to quit, Tenant shall indemnify Landlord against all loss or liability resulting from the delay by Tenant in so surrendering the same, including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligations under this Paragraph 31 shall survive the expiration or sooner termination of the Lease Term. At the termination of the Lease Term, Landlord shall have the right to apply the Deposit specified in Section 1(g) to any damages incurred by Landlord as a result of Tenant's failure to perform any of its obligations under this Lease.

32. **HOLDING OVER.** Should Tenant remain in possession of the Premises after the expiration of the Lease Term (or any renewal term hereof) without the execution of a new lease, such holding over shall be deemed to have created and be construed as a tenancy from month-to-month terminable on thirty (30) days' written notice by either party to the other, at a monthly rental equal to twice the monthly installment of Base Rent payable during the last month of the Lease

Term, subject to all the other conditions, provisions and obligations of the Lease insofar as the same are applicable to a month-to-month tenancy. Tenant shall not interpose any counterclaim or counterclaims in a summary proceeding or other action based on holdover except for mandatory or compulsory counterclaims under the procedural laws of the state where the Premises is located.

33. **RELATIONSHIP OF PARTIES**. Nothing contained in this Lease shall be deemed, construed or implied as creating the relationship of principal and agent, partnership, joint venture or any other relationship between the parties hereto, other than the relationship of Landlord and Tenant.

34. **NO WAIVER**. The failure of Landlord or Tenant to insist upon the strict performance of any provisions of this Lease, or the failure of Landlord or Tenant to exercise any right, option or remedy hereby reserved shall not be construed as a future waiver of any such provision, right, option or remedy or as a waiver of a subsequent breach thereof. The consent or approval by Landlord of any act by Tenant requiring Landlord's consent or approval shall not be construed to waive or render unnecessary the requirement for Landlord's consent or approval of any subsequent similar act by Tenant. The receipt by Landlord of rent or other charges with knowledge of a breach of any provision of this Lease shall not be deemed a waiver unless such waiver shall be specific, in writing, and signed by the Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the rents and/or other charges hereby reserved shall be deemed to be other than on account of the earliest rents and/or charges then unpaid, nor shall any endorsement or statement on any check or any letter accompanying any check or payment by Tenant be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rents and or other charges due or Landlord may pursue any other remedy in this Lease or by law provided.

35. **NOTICES**. Every notice, demand, request or other communications which may be or is required to be given under this Lease shall be in writing and shall be sent by United States Certified or Registered Mail, postage prepaid, return receipt requested, and shall be addressed: (a) if to Landlord, to the Landlord's Address set forth in Section 1(b), and (b) if to Tenant, to Tenant's Address set forth in Section 1(c), and the same shall be deemed delivered when deposited in the United States Mail. Either party may designate, by written notice to the other party, any other address for such purposes. Each of the parties hereto waive personal or any service other than as provided for in this Paragraph 35. Either party may, however, give the other party telegraphic notice of the need for emergency repairs subject to subsequent formal notice as above provided.

36. **RECORDING.** Tenant agrees not to record this Lease or any memorandum thereof without the prior written consent of Landlord.

37. **PARTIAL INVALIDITY**. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be held void or invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held void or invalid shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

38. **ROVISIONS BINDING**. Except as otherwise expressly provided in this Lease, all covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the

benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition, and if there shall be more than one Tenant, they shall all be bound, jointly and severally, by the provisions of this Lease.

39. **ENTIRE AGREEMENT, ETC.**

(a) This Lease, including the Exhibits and Riders attached hereto, sets forth the entire agreement between the parties. All prior conversations or writings between the parties hereto or their representatives are merged herein and extinguished.

(b) This Lease shall not be modified except by a writing signed by the parties, nor may this Lease be cancelled by Tenant or the Premises surrendered except with the express written authorization of Landlord unless otherwise specifically provided herein.

(c) The initial submission by Landlord to Tenant of this Lease shall be deemed submitted solely for Tenant's consideration and not for acceptance and execution. Such submissions shall have no binding force and effect, shall not constitute an option for the leasing of the Premises, and shall not confer any rights or impose any obligations upon either party.

(d) The submission by Landlord of this Lease for execution by Tenant and the actual execution and delivery thereof by Tenant to Landlord shall similarly have no binding force and effect unless and until Landlord shall have executed this Lease and a counterpart thereof shall have been delivered to Tenant.

(e) If any provision contained in any attached Rider or Exhibit is inconsistent or in conflict with any printed provisions of this Lease, the provision contained in such Rider or Exhibit shall supersede said printed provision and shall be paramount and superior.

(f) The captions, numbers and index appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of any Paragraph, nor in any way affect this Lease.

40. **WAIVER OF LIABILITY**. In the event Landlord conveys or transfers its interest in the Premises or in this Lease, except as collateral security for a loan, upon such conveyance or transfer, Landlord (and in the case of any subsequent conveyances or transfers, the then grantor or transferor) shall be entirely released and relieved from all liability with respect to the performance of any covenants and obligations on the part of the Landlord to be performed hereunder from and after the date of such conveyance or transfer, provided that any amounts then due and payable to Tenant by Landlord (or by the then grantor or transferor) or any other obligations then to be performed by Landlord (or by the then grantor or transferor) for Tenant under any provisions of this Lease, shall either be paid or performed by Landlord (or by the then grantor or transferor) or such payment or performance assumed by the grantee or transferee; it being intended hereby that the covenants and obligations on the part of the Landlord to be performed hereunder shall, subject as aforesaid, be binding on Landlord, its successors and assigns only during and in respect of their respective periods of ownership of an interest in the Premises or in the Lease.

41. **CONSENTS**. Wherever in this Lease express provision is made that Tenant is required to procure Landlord's written permission, consent or approval, such written permission, consent or approval shall not be unreasonably withheld or delayed. Tenant shall not be entitled to any damages for any withholding or delay of any such permission, consent or approval, it being understood and agreed that Tenant's sole and only remedies shall be limited to an action for an injunction or declaratory judgment.

42. **COUNTERPARTS**. This Lease may be executed in one or more counterparts, each of which when executed shall be deemed an original and all of which together shall constitute one and the same instrument. The parties agree that this Lease shall be legally binding upon the electronic transmission, including by facsimile or email of .pdf files, by each party of a signed signature page to this Lease to the other parties or such parties' legal counsel.

43. **INTERPRETATION**. The parties agree that (i) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Lease, and (ii) the terms and provisions of this Lease shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Lease.

IN WITNESS WHEREOF, the parties hereto have respectively signed and sealed this Lease as of the date first set forth above.

[*Signature page follows*]

Signature page to Agreement of Lease dated ________________, 2017

LANDLORD:

K&A HOLDINGS, LLC

By [signature]
Alan D. Neese

By [signature]
Katherine B. Neese

TENANT:

NEESE, INC.

By: [signature]
Name: ALAN NEESE
Title: PRESIDENT

EXHIBIT A

Description of Premises

Parcel 1:

Lots 1 and 2 of the Northwest Quarter (NW ¼) of Section 4, Township 83 North, Range 29 West of the 5th P.M., Greene County, Iowa, as shown on the Plat of Survey filed for record on July 19, 2005 in Book 122 at Page 364 of the records of Green County, Iowa, Recorder.

(PIN No. 12-04-104-005)

AND

Parcel 2:

Lots Eleven (11), Twelve (12), Thirteen (13) and the West Half (W ½) of Lot Fourteen (14), in the South Half of the Southwest Quarter (S ½ S ¼) of Section Thirty-Three (33), Township Eighty-four (84) North, Range Twenty-nine (29) West of the 5th P.M., Green County, Iowa.

(PIN Nos. 08-33-357-001 and 08-33-377-001)

AND

Parcel 3:

The East Half (E ½) of Lot Fourteen (14) in the Southwest Quarter (SW ¼) of Section Thirty-three (33), Township Eighty-four (84) North, Range Twenty-nine (29) West of the 5th P.M., Green County Iowa.

and

Lots Five (5), Seven (7), Eight (8), Nine (9) and Ten (10), Block Forty-three (43), Original Town of Grand Junction, Greene County, Iowa.

(PIN Nos. 08-33-377-002 and 08-33-377-003)